                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                        PACIFICARE HEALTH SYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                        PACIFICARE HEALTH SYSTEMS, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                        PACIFICARE HEALTH SYSTEMS, INC.
                                5995 PLAZA DRIVE
                           CYPRESS, CALIFORNIA 90630
                                 (714) 952-1121

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 1, 1995

TO THE SHAREHOLDERS OF PACIFICARE HEALTH SYSTEMS, INC.:

    The Annual Meeting of Shareholders of PacifiCare Health Systems, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 5995 Plaza Drive, Cypress, California on Wednesday, March 1, 1995 at 10:00 a.m., Pacific Standard Time (P.S.T.), to vote upon the following matters:

    (1) To elect four Directors of the Company;

    (2) To approve the Second Amended and Restated 1989 Stock Option Plan for Officers and Key Employees of PacifiCare Health Systems, Inc.;

    (3) To approve performance objectives to, and maximum awards under, the Company's Amended Long-Term Performance Incentive Plan, as amended;

    (4) To approve performance objectives to, and maximum awards under, the Company's Amended Management Incentive Compensation Plan, as amended; and

    (5) To transact such other business as may properly come before the meeting and any adjournment thereof.

    The Proxy Statement is being mailed to the holders of both the Class A Common Stock and Class B Common Stock. Only the holders of Class A Common Stock are entitled to vote at the March 1, 1995 Annual Meeting of Shareholders and will receive a Proxy Card. The Proxy Statement is being mailed to the holders of the Class B Common Stock for informational purposes only.

    The Board of Directors has fixed the close of business on January 3, 1995 as the record date. Holders of record of the Class A Common Stock, as of that date, are entitled to vote at the meeting. The Company invites the holders of both classes of stock to attend the meeting in person.

    TO THE HOLDERS OF CLASS A COMMON STOCK: Your attention is directed to the accompanying Proxy Statement and Proxy Card. The Company invites you to attend the meeting in person but if you are unable to be present, you are requested to check the appropriate boxes, sign, date and return the enclosed Proxy Card as promptly as possible so that your shares may be represented.

                                          By order of the Board of Directors

                                             Terry O. Hartshorn
                                            CHAIRMAN OF THE BOARD

Cypress, California
January 26, 1995

                              PROXY STATEMENT FOR
                       ANNUAL MEETING OF SHAREHOLDERS OF
                        PACIFICARE HEALTH SYSTEMS, INC.
                          TO BE HELD ON MARCH 1, 1995

                  APPROXIMATE DATE OF MAILING PROXY STATEMENT
                           AND PROXY TO SHAREHOLDERS
                                JANUARY 30, 1995

PROXY SOLICITATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PacifiCare-Registered Trademark- Health Systems, Inc., a Delaware corporation (the "Company"), in the form of the accompanying proxy card (the "Proxy Card"), to be used at the Annual Meeting of Shareholders to be held on March 1, 1995 (the "Annual Meeting").

    The Proxy Statement is being mailed to the holders of both the Class A Common Shares, par value $0.01 per share, of the Company (the "Class A Common Stock") and the Class B Common Shares, par value $0.01 per share, of the Company (the "Class B Common Stock"). The Class A Common Stock together with the Class B Common Stock shall hereinafter be referred to as the "Common Stock." Only the holders of the Class A Common Stock are entitled to vote at the Annual Meeting and will receive a Proxy Card. This Proxy Statement is being mailed to the holders of the Class B Common Stock for informational purposes only.

    TO THE HOLDERS OF CLASS A COMMON STOCK: It is important that your shares of Class A Common Stock be represented at the Annual Meeting whether or not you plan to attend. Accordingly, you are asked to sign and return the Proxy Card in order to ensure that your shares of Class A Common Stock are voted. Shares cannot be voted at the meeting unless the shareholder is represented by proxy or is present in person.

    The shares of Class A Common Stock represented by the proxy will be voted in accordance with the specifications or other indications set forth on the Proxy Card.

    The shareholder appointing a proxy has the power to revoke the appointment by a later appointment received by the Company, or by giving notice of revocation to the Company in writing or in open meeting. Any vote taken prior to a revocation is not affected by such revocation. A revocable appointment of proxy is not revoked by the death or incompetency of the shareholder, unless, before the vote is taken or the authority is otherwise exercised, written notice of such death or incompetency is received by the Company from the executor or administrator of the estate of such shareholder or from the fiduciary having control of the shares in respect of which the proxy was appointed.

VOTING SECURITIES

    On January 3, 1995 there were 12,258,233 shares of Class A Common Stock of the Company issued and outstanding and entitled to vote. Only those shareholders of record of the Class A Common Stock at the close of business on January 3, 1995 will be entitled to vote at the Annual Meeting. Each outstanding share of Class A Common Stock is entitled to one vote on all matters properly brought before the meeting. Except as described below with regard to cumulative voting of Directors, a majority of shares voting is sufficient for adoption of the matters requiring shareholder action. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but shall neither be counted as affirmative nor negative votes.

    In the election of Directors, a shareholder may cumulate his votes for one or more nominees, but only if, prior to the voting (a) such nominee(s) or nominee's name(s) have been placed in nomination, and (b) the shareholder has given notice at the meeting of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the nominees. If the voting for Directors is conducted by cumulative voting, each share of Class A Common Stock will be entitled to a number of votes equal to the number of Directors to be elected, which votes may be cast for a single nominee or may be distributed among two or more nominees in such proportions as the shareholder deems appropriate. The nominees receiving the highest number of affirmative votes shall be elected. If no such notice is given, there will be no cumulative voting which means a simple majority of shares voting may elect all of the Directors. In the event of cumulative voting, the proxy solicited confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

    Pursuant to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), members of the Board of Directors are divided into three classes: Class I, Class II and Class III. The terms of the Directors in each of these three classes are staggered and Directors in each of the three classes hold office for a three-year term until their successors have been duly elected and qualified. The number of authorized members of the Company's Board of Directors is ten.

    There are four nominees to be elected as Directors at the Annual Meeting. It is the intention of the person(s) named in the Proxy Card to vote the proxies in favor of the election of Directors of the four nominees named below unless the authority is withheld in accordance with the instructions on the Proxy Card. Three of the four nominees are presently Directors of the Company. In the event the nominees named below refuse or are unable to serve as Directors (which is not anticipated), the persons named as proxies reserve full discretion to vote for any or all persons as may be nominated.

    David Carpenter, David Reed and Lloyd Ross are standing for re-election as Class III Directors at the Annual Meeting. If re-elected, Messrs. Carpenter, Reed and Ross will serve as Class III Directors for a three-year term which expires as of the 1998 Annual Meeting.

    Pursuant to a favorable recommendation of the Company's Nominating Committee, and by unanimous approval of the Board of Directors in January 1995, Jean Bixby Smith was appointed as a Class I Director effective February 1, 1995 to fill a vacancy on the Company's Board of Directors. Ms. Smith replaces Eric Benveniste, who resigned from the Company's Board of Directors effective February 1, 1995. If elected at the Annual Meeting, Ms. Smith will serve as a Class I Director for the remaining two-year term of a Class I Director which expires as of the 1997 Annual Meeting.

    Terry Hartshorn was re-elected and Alan Hoops was elected as Class I Directors at the 1994 Annual Meeting, and are serving a three-year term which expires as of the 1997 Annual Meeting.

    Gary L. Leary and Warren E. Pinckert II were re-elected as Class II Directors at the 1993 Annual Meeting, and are serving as Class II Directors for a three-year term which expires as of the 1996 Annual Meeting.

    Two vacancies on the Board of Directors currently exist due to Dennis Strum's resignation from the Board of Directors effective February 1, 1995 and the death of Samuel J. Tibbitts. The Board of Directors has not as yet identified candidates to replace Dr. Strum and Mr. Tibbitts. Proxies cannot be voted for a greater number of persons than the number of nominees.

    The following sets forth, as of the date hereof, information concerning the four nominees for election as Directors of the Company.

                                DIRECTOR             POSITION WITH COMPANY (OTHER THAN AS A DIRECTOR), IF ANY;
         NAME AND AGE            SINCE                    PRESENT PRINCIPAL OCCUPATION FOR PAST FIVE YEARS
- ------------------------------  --------  --------------------------------------------------------------------------------
David R. Carpenter, 55........    1989    Executive Vice President of Transamerica Corporation since 1993, Group Vice
                                            President of Transamerica Corporation from 1990 through 1993, and Chairman
                                            (since 1985), Chief Executive Officer (since 1984) and President (1982 to
                                            1986) of Transamerica Occidental Life Insurance Company. Mr. Carpenter has
                                            also been Chairman of the Board of Directors of UniHealth, Inc.* since 1994,
                                            Compensation Committee Chairman of UniHealth since 1988, and serves as
                                            Chairman on its Executive and Nominating Committees. Since 1985, Mr. Carpenter
                                            has been Chairman of California Hospital Medical Center (a UniHealth
                                            subsidiary) and its Executive Committee. Mr. Carpenter is Chairman of the
                                            Compensation Committee and is a member of the Executive and Nominating
                                            Committees.
David A. Reed, 61.............    1992    President and Chief Executive Officer of St. Joseph Health System, a non-profit public benefit corporation owning and operating hospitals and other health care service entities, since 1990. Mr. Reed served as President of Samaritan
                                            Health Service, a multi-hospital company from 1979 to 1990. Mr. Reed is a former chairman and speaker of the House of Delegates of the American Hospital
                                            Association. Mr. Reed has been involved in health care administration for more than 30 years.
Lloyd Ross, 53................    1985    President and Chief Executive Officer of SMI Construction, Inc., a commercial and industrial building company, since 1976. Mr. Ross is a member of the
                                            Audit/Finance Committee.
Jean Bixby Smith, 56..........    1995    President of Bixby Land Company since January 1984 and President of Alamitos
                                            Land Company since March 1991, both of which are engaged in the development and management of commercial and industrial real estate. Ms. Smith has also been a Director of UniHealth since 1988.

- ---------
   * UniHealth, Inc. is the single largest holder of the Company's Class A and Class B Common Stock.

    Among the committees of the Board of Directors are four standing committees:
(i) the Executive Committee; (ii) the Audit/Finance Committee; (iii) the Compensation Committee; and (iv) the Nominating Committee. In June 1994, the Board of Directors established the Executive Committee as a standing committee of the Board with the members comprised solely of the Chairman of the Board, the President and Chief Executive Officer of the Company and the chairman of each standing committee of the Board. The members of the Executive Committee currently are Messrs. Hartshorn, Hoops, Carpenter and Pinckert. The Executive Committee has all of the powers and authority of the Board in the management of the business and affairs of the Company. The Executive Committee held two meetings during fiscal 1994. The Audit/ Finance Committee, comprised of Messrs. Pinckert and Ross, meets with the Company's independent auditors, makes recommendations to the Board of Directors concerning acceptance of the reports of such auditors and the accounting policies and procedures of the Company and reviews financial plans and operating results of the Company. The Audit/Finance Committee held two meetings during fiscal 1994. The Compensation Committee, comprised of Messrs. Carpenter, Pinckert and Ross, meets with management and makes recommendations to the Board of Directors concerning: (i) officer and key employee compensation; and (ii) contributions to be made by the Company to the Company's employee benefit and performance incentive plans. The Compensation Committee met seven times during fiscal 1994. The Compensation Committee has formed a sub-committee (the "Sub-Committee") to deal with compensation issues affected by Section 162(m) and the regulations promulgated thereunder ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Sub-Committee also administers the Employee Plan (as defined herein), the LTPIP (as defined herein) and the MICP (as defined herein). The Sub-Committee is comprised of Messrs. Pinckert and Ross. The Nominating Committee, comprised of Messrs. Carpenter, Hartshorn and Hoops, considers candidates for the directorships of the Company which are or become vacant, and makes recommendations to the Board of Directors concerning the nomination of such candidates. The Nominating Committee does not consider nominees recommended by shareholders of the Company. The Nominating Committee met once during fiscal 1994.

    During fiscal 1994, the Board of Directors held eleven meetings. No Director, except for Mr. Carpenter, attended fewer than 75 percent of the aggregate of (a) the total number of meetings of the Board of Directors, and (b) the total number of meetings held by all Committees of the Board on which they served.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth the names of those shareholders known to the Company to be the beneficial owners (as defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of more than 5 percent of the Company's outstanding shares of Common Stock as of December 31, 1994.

                                            NAME AND ADDRESS                        AMOUNT AND NATURE OF   PERCENT
   TITLE OF CLASS                         OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP   OF CLASS
- --------------------  ------------------------------------------------------------  --------------------   --------
Class A Common Stock  UniHealth, Inc.                                                    5,910,500           48.2%
                      4100 West Alameda Ave.
                      Burbank, CA 91505
                      Nicholas Applegate Capital Management                              1,149,503(1)         9.4%
                      600 West Broadway
                      San Diego, CA 92101
Class B Common Stock  UniHealth, Inc.                                                    3,160,500           20.6%
                      Firstar Corporation                                                1,068,425(2)         7.0%
                      777 East Wisconsin Avenue
                      Milwaukee, WI 53202
                      Invista Capital Management                                           996,400(3)         6.5%
                      1500 Hub Tower, 699 Walnut Street
                      Des Moines, IA 50309
                      Massachusetts Financial Services                                     871,050(4)         5.7%
                      500 Boylston Street
                      Boston, MA 02116
                      Putnam Investment Management                                       1,248,918(5)         8.1%
                      One Post Office Square
                      Boston, MA 02109

- ---------
(1) Number of shares beneficially owned by Nicholas Applegate Capital Management, a registered investment advisor ("Nicholas Applegate"), as of September 30, 1994 according to a Schedule 13F filed with the Securities and Exchange Commission (the "SEC"). Nicholas Applegate may be deemed a beneficial owner of shares of the Class A Common Stock under Rule 13d-3 of the Exchange Act ("Rule 13d-3") as a result of its discretionary authority to dispose of the shares on behalf of its clients.

(2) Number of shares beneficially owned by Firstar Corporation, a registered investment advisor ("Firstar"), as of September 30, 1994 according to a
     Schedule 13F filed with the SEC. Firstar may be deemed a beneficial owner of shares of the Class B Common Stock under Rule 13d-3 as a result of its discretionary authority to dispose of the shares on behalf of its clients.

(3)  Number of  shares  beneficially  owned by  Invista  Capital  Management,  a registered  investment  advisor  ("Invista"),  as  of  September  30,  1994 according to a Schedule  13F filed with  the SEC. Invista  may be deemed  a beneficial  owner of shares of the Class B Common Stock under Rule 13d-3 as a result of its discretionary authority to dispose of the shares on  behalf of its clients.

(4) Number of shares beneficially owned by Massachusetts Financial Services, a registered investment advisor ("Mass Financial Services"), as of September
     30,  1994 according to  a Schedule 13F  filed with the  SEC. Mass Financial
     Services may be deemed a beneficial owner  of shares of the Class B  Common
     Stock under Rule 13d-3 as a result of its discretionary authority to dispose of the shares on behalf of its clients.

(5)  Number of  shares beneficially  owned by  Putnam Investment  Management,  a
     registered   investment  advisor  ("Putnam"),  as  of  September  30,  1994 according to a  Schedule 13F filed  with the  SEC. Putnam may  be deemed  a beneficial  owner of shares of the Class B Common Stock under Rule 13d-3 as a result of its discretionary authority to dispose of the shares on  behalf of its clients.

    UniHealth, Inc. ("UniHealth") is a California non-profit public benefit corporation, which is the parent corporation in a multi-state health care delivery system consisting of eleven non-profit medical centers and various for-profit health care companies, including one company in the health maintenance organization business. UniHealth has stated its intent to maintain a significant interest in the Company as its single largest shareholder.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the number of shares of the Company's Common Stock, which are beneficially owned as of December 31, 1994, by: (1) each of the Directors and nominees of the Company; (2) the Named Executive Officers (as defined herein); and (3) all Executive Officers (as defined in Section 3b-7 of the Exchange Act) and Directors of the Company as a group.

                                                     AMOUNT AND NATURE OF BENEFICIAL
                                                              OWNERSHIP(1)
                                               -------------------------------------------
                                                     CLASS A                CLASS B
                                                 COMMON STOCK(2)        COMMON STOCK(3)
                                               --------------------   --------------------
                                                NUMBER     PERCENT     NUMBER     PERCENT
NAME OF BENEFICIAL OWNER                       OF SHARES   OF CLASS   OF SHARES   OF CLASS
- ---------------------------------------------  ---------   --------   ---------   --------
Terry Hartshorn..............................   224,000      1.8%      196,500      1.3%
Alan Hoops...................................   190,000      1.6%      197,517      1.3%
David R. Carpenter...........................     5,475        *         6,975        *
Gary L. Leary................................     5,475        *         6,975        *
Warren E. Pinckert II........................    15,275        *         8,491        *
David A. Reed................................       300        *           700        *
Lloyd Ross...................................    11,875        *        12,775        *
Jean Smith...................................       230        *           225        *
Jeffrey Folick...............................     3,000        *         8,750        *
Richard Lipeles..............................    86,250        *        70,441        *
Wayne Lowell.................................    21,300        *        24,172        *
Roger Taylor, M.D............................        --        *         3,000        *
All Executive Officers and Directors as a
 group
 (23 persons)................................   629,705      5.1%      617,701      4.0%

- ---------
   *Less than 1 percent of class.

(1) Information with respect to the beneficial ownership is based on information furnished to the Company by each person in this table. Each shareholder included in the table has sole voting and dispositive power with respect to the shares of Common Stock shown to be beneficially owned by the shareholder. Most of the shareholders included in this table reside in states having community property laws under which the spouse of the shareholder, in whose name the securities are registered, may be entitled to share in the management of their community property, which may include the right to vote or dispose of the shares of Common Stock.

(2) Includes stock options of Class A Common Stock exercisable within 60 days for the following named individuals and group, and number of shares: Mr. Hartshorn, 89,000 shares; Mr. Hoops, 72,000 shares; Mr. Carpenter, 5,475 shares; Mr. Leary, 5,475 shares; Mr. Pinckert, 14,959 shares; Mr. Reed, 0 shares; Mr. Ross, 1,275 shares; Ms. Smith, 0 shares; Mr. Folick, 2,000 shares; Mr. Lipeles, 50,000 shares; Mr. Lowell, 16,500 shares; Dr. Taylor, 0 shares; and all Executive Officers and Directors as a group (23 persons), 303,209 shares.

(3) Includes options of Class B Common Stock exercisable within 60 days for the following named individuals and group, and number of shares: Mr. Hartshorn, 111,500 shares; Mr. Hoops, 106,750 shares; Mr. Carpenter, 6,975 shares; Mr. Leary, 6,975 shares; Mr. Pinckert, 8,175 shares; Mr. Reed, 500 shares; Mr. Ross, 4,425 shares; Ms. Smith, 0 shares; Mr. Folick, 5,500 shares; Mr. Lipeles, 38,450 shares; Mr. Lowell, 21,100 shares; Dr. Taylor, 3,000 shares; and all Executive Officers and Directors as a group (23 persons), 370,225 shares.

              EXECUTIVE OFFICERS AND DIRECTORS OTHER THAN NOMINEES

    The following table sets forth, as of the date hereof, information concerning the Executive Officers and Directors other than nominees of the Company.

             NAME               AGE                                     POSITION
- ------------------------------  --- --------------------------------------------------------------------------------
Terry Hartshorn...............  49  Chairman of the Board
Alan R. Hoops.................  47  Director, President and Chief Executive Officer
Gary L. Leary.................  59  Director
Warren E. Pinckert II.........  51  Director
Jeffrey Folick................  47  Executive Vice President and Chief Operating Officer
Richard Lipeles...............  41  Executive Vice President
Wayne Lowell..................  39  Executive Vice President, Chief Administrative Officer and Chief Financial
                                      Officer
Roger Taylor, M.D.............  49  Executive Vice President and Chief Medical Officer
Patrick Feyen.................  38  Regional Vice President of the Southwest, President, PacifiCare of Oklahoma,
                                      Inc. and President, PacifiCare of Texas, Inc.
I. David Kibbe................  39  Regional Vice President of the Southeast and President, PacifiCare of Florida,
                                      Inc.
Mary McWilliams...............  45  Regional Vice President of the Northwest, President, PacifiCare of Washington,
                                      Inc. and President, PacifiCare of Oregon, Inc.
Jon Wampler...................  43  Regional Vice President of the West and President, PacifiCare of California
Joseph S. Konowiecki..........  41  General Counsel and Secretary
Wanda Lee.....................  53  Senior Vice President, Corporate Human Resources
Fred V. Ryder.................  38  Senior Vice President and Corporate Controller
Craig Schub...................  39  Senior Vice President-Medicare and President,
                                      Secure Horizons USA, Inc.
James Williams................  48  Senior Vice President and Chief Information Officer
William Young.................  49  Senior Vice President, Corporate Marketing
John Ninomiya.................  34  Vice President, Health Data Analysis

    Terry O. Hartshorn has been a Director of the Company since 1985. Mr. Hartshorn has been Chairman of the Board of Directors of the Company and President and Chief Executive Officer of UniHealth since April 1993. Mr. Hartshorn served as President and Chief Executive Officer of the Company from 1976 to April 1993, as Secretary and as a director of the Company from 1977 to 1981. Mr. Hartshorn has served as a Director of Homedco Group, Inc. since 1991, a provider of home health care products and services. Mr. Hartshorn is a member of the Executive and Nominating Committees.

    Alan Hoops has been a Director of the Company since 1994. Mr. Hoops has been President and Chief Executive Officer of the Company since April 1993. Mr. Hoops served as Executive Vice President and Chief Operating Officer of the Company from 1986 to April 1993, as Secretary of the Company from 1982 to April 1993, as Senior Vice President of the Company from 1985 to 1986 and as Vice President, Marketing and Planning of the Company from 1977 to 1985. Mr. Hoops is a member of the Executive Committee.

    Gary L. Leary has been a Director of the Company since 1989. Mr. Leary has served as Executive Vice President and Chief Operating Officer of UniHealth since April 1992, General Counsel of UniHealth since 1988, Director and member of the Executive Committee of UniHealth since 1988, and Secretary of UniHealth's board since November 1994. Mr. Leary has served as Corporate Counsel to UniHealth and its predecessor since 1977.

    Warren E. Pinckert II has been a Director of the Company since 1985. Mr. Pinckert has been President, Chief Executive Officer and a Director of Cholestech Corporation, a medical device manufacturing firm, since June 1993. Mr. Pinckert served as Executive Vice President, Operations from 1991 to June 1993, Vice President of Finance and Business Development from 1989 to 1991, and Secretary from 1989 to June 1993 of

Cholestech  Corporation.  Mr.  Pinckert  served  as  Vice  President  and  Chief
Financial Officer of Sunrise Medical, Inc., a medical device manufacturing company, from 1983 to 1989. Mr. Pinckert is a certified public accountant, is a member of the Compensation and Executive Committees and is Chairman of the Audit/ Finance Committee.

    Jeffrey Folick has been an Executive Vice President of the Company and the Chief Operating Officer of the Company since December 1994. Since July 1992, Mr. Folick served in various capacities for the Company, including Regional Vice President of the West, President of PacifiCare of California ("PCC") and Chief Operating Officer of PCC. Prior to joining PCC in July 1992, Mr. Folick served as President of Secure Horizons from January 1991 to July 1992 and Vice President Secure Horizons from December 1989 to December 1990.

    Richard Lipeles has been Executive Vice President of the Company since April 1993. Mr. Lipeles served as Senior Vice President of the Company from 1985 to April 1993 and as President of PCC from 1987 to April 1993. Mr. Lipeles has been employed by the Company in various capacities since 1979.

    Wayne Lowell has been Chief Administrative Officer of the Company since December 1994, an Executive Vice President of the Company since April 1993 and Chief Financial Officer of the Company since November 1986. Mr. Lowell served as Senior Vice President of the Company from March 1992 to April 1993 and as Treasurer of the Company from 1986 to April 1993. Mr. Lowell is a certified public accountant.

    Roger Taylor, M.D. has been Executive Vice President of the Company since April 1993 and Chief Medical Officer of the Company since December 1992. Dr. Taylor served as Senior Vice President of the Company from December 1992 to April 1993. Prior to joining the Company, Dr. Taylor served as National Leader for The Wyatt Company, a health care employee benefit consulting company, and as a Senior Vice President of Equicor Inc., a general medical utilization review company, prior to December 1990.

    Patrick Feyen has been Regional Vice President of the Southwest, President and Chief Executive Officer of PacifiCare of Oklahoma, Inc. ("PCOK") and President and Chief Executive Officer of PacifiCare of Texas, Inc. ("PCTX") since December 1994. Mr. Feyen served as Regional Vice President of the Northwest from September 1994 to December 1994 and President and Chief Executive Officer of PacifiCare of Oregon, Inc. ("PCOR") from 1993 to December 1994. Mr. Feyen served as Vice President, Finance and Chief Financial Officer of PCOR from 1991 to 1993. Prior to joining PCOR, Mr. Feyen served as Vice President Finance and Controller from 1990 to 1992 and Senior Administrator, Operations from 1989 to 1990 of Michigan Health Care Corporation, a provider of medical care and mental health services in Detroit.

    I. David Kibbe has been Regional Vice President of the Southeast and President and Chief Executive Officer of PacifiCare of Florida, Inc. since September 1994. Mr Kibbe served as President and Chief Executive Officer of PCOK from 1991 to September 1994. Prior to joining PCOK, Mr. Kibbe was a Senior Consultant at Towers Perrin, a consulting firm, from 1988 to 1991.

    Mary McWilliams has been Regional Vice President of the Northwest since September 1994, President of PCOR since December 1994 and has been President and Chief Executive Officer of PacifiCare of Washington, Inc. since January 25,
1994. Prior to joining the Company, Ms. McWilliams served as Chief Executive Officer of the Sisters of Providence Health Plans, a federally qualified health maintenance organization in Oregon, from 1984 to January 1994.

    Jon Wampler has been Regional Vice President of the West and President of PCC since December 1994. Mr. Wampler served as Regional Vice President of the Southwest and President of PCOK from September 1994 to December 1994 and served as President of PCTX from August 1990 to December 1994. Prior to joining the Company, Mr. Wampler served as Executive Director of Humana Health Care Plan of Colorado, Inc. from July 1988 to August 1990.

    Joseph S. Konowiecki has been General Counsel since October 1989 and Secretary of the Company since April 1993. Mr. Konowiecki served as Assistant Secretary from 1989 to April 1993. Mr. Konowiecki has been a partner of Konowiecki & Rank, a law partnership including a professional corporation, or its predecessor, since 1980 and has over sixteen years of practice in business, corporate and health care law.

    Wanda Lee has been Senior Vice President, Corporate Human Resources of the Company since March 1993. From 1989 to March 1993, Ms. Lee was Vice President of Human Resources of FHP, Inc., a southern California-based managed care organization. Ms. Lee was Vice President, Human Resources and Administration of Denny's Incorporated, a division of TW Services, from 1974 to 1989.

    Fred V. Ryder has been Senior Vice President of the Company since November 1994 and Corporate Controller and Chief Accounting Officer from 1987. Mr. Ryder served as Vice President from December 1990 to November 1994. Mr. Ryder is a certified public accountant.

    Craig Schub has been Senior Vice President-Medicare since December 1994 and President of Secure Horizons USA, Inc. since April 1993. Mr. Schub served as Senior Vice President, Secure Horizons of California from 1992 to 1993, Vice President, Secure Horizons of Northern California from 1991 to 1992 and Director Corporate Planning from 1990 to 1991. Prior to joining the Company, Mr. Schub served as Director of Market Development and Communications for the Travelers Health Network from 1988 to 1990.

    James Williams has been Senior Vice President and Chief Information Officer since June 1993. Prior to joining the Company, Mr. Williams served as Senior Vice President, Information Services of Sanwa Bank California from August 1992 to May 1993 and Senior Vice President, Retail Systems Department of Security Pacific Automation Company from May 1988 through August 1992.

    William Young has been Senior Vice President, Corporate Marketing since February 1994. Prior to joining the Company, Mr. Young served as Division President Blue Cross/Blue Shield from 1992 to 1994, as Vice President, Lincoln National Life Insurance Company from 1990 to 1992 and as President, MetLife HealthCare Network, southeast and Vice President of marketing and sales from 1985 to 1990.

    John Ninomiya has been Vice President, Health Data Analysis of the Company since 1990. Mr. Ninomiya served as Director, Health Data Analysis of the Company from 1988 to 1990 and has been employed with the Company in various capacities since 1986.

    Each Executive Officer of the Company is elected or appointed by the Board of Directors of the Company and holds office until his successor is elected, or until the earlier of his death, resignation or removal.

    The information given in this Proxy Statement concerning the Directors is based upon statements made or confirmed to the Company by or on behalf of such Directors, except to the extent that such information appears in its records.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth for the fiscal years ended September 30, 1994, 1993 and 1992, the compensation for services in all capacities to the Company of those persons who were during the fiscal year ended September 30, 1994: (i) the chief executive officer; and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM COMPENSATION
                                                                            ANNUAL        -----------------------
                                                                         COMPENSATION     SECURITIES
                           NAME AND                                   ------------------  UNDERLYING     LTPIP         ALL OTHER
                      PRINCIPAL POSITION                        YEAR   SALARY   BONUS(1)  OPTIONS(2)   PAYOUTS(3)   COMPENSATION(4)
- --------------------------------------------------------------  ----  --------  --------  ----------   ----------   ---------------
Alan Hoops,                                                     1994  $442,803  $405,000    65,000      $ 334,200      $ 56,728
  President and CEO                                             1993  $344,380  $300,000    15,000      $ 280,200      $ 17,178
                                                                1992  $283,882  $303,574         0      $ 239,700      $ 21,841
Jeffrey Folick,                                                 1994  $264,904  $165,000    94,000      $ 138,000      $ 36,156
  Exec. Vice President                                          1993  $209,487  $151,200     5,000      $ 110,400      $ 13,482
  and COO                                                       1992  $154,769  $ 85,850     4,000      $  52,565      $ 14,697
Richard Lipeles,                                                1994  $344,876  $229,425    38,800      $ 208,715      $ 42,981
  Exec. Vice President                                          1993  $290,362  $212,800    10,000      $ 176,282      $ 11,114
                                                                1992  $234,861  $193,052         0      $ 146,182      $ 17,920
Wayne Lowell,                                                   1994  $243,079  $162,925    37,000      $ 155,213      $ 31,729
  Exec. Vice President,                                         1993  $212,194  $159,390     6,400      $ 138,880      $ 12,203
  CAO and CFO                                                   1992  $187,787  $182,478    12,000      $ 124,250      $ 17,111
Roger Taylor, M.D.,                                             1994  $268,896  $181,212    37,000      $ 132,084      $120,588(5)
  Exec. Vice President                                          1993  $199,047  $130,002    50,000      $       0      $174,597(6)
  and CMO                                                       1992        --        --        --             --            --

- ---------
(1) The amounts shown in this column include payments made pursuant to the Amended Management Incentive Compensation Plan, as amended, of the Company (the "MICP") and include amounts awarded and accrued during the fiscal year in which they were earned but paid in the following fiscal year.

(2) Includes both Class A Common Stock and Class B Common Stock, as adjusted to reflect the stock dividend in June 1992 of one share of Class B Common Stock for each share of Class A Common Stock then outstanding (the "June 1992 Stock Dividend").

(3) Includes amounts awarded and accrued during the fiscal year in which they were earned but paid in the following fiscal year. Please refer to "Long-Term Performance Incentive Plan Awards in Last Fiscal Year."

     In fiscal 1994 and 1993, 40 percent of the payments made under the Amended Long-Term Performance Incentive Plan, as amended (the "LTPIP"), were paid out in stock and 60 percent of the payments made under the LTPIP were paid out in cash. For the Named Executive Officers the cash portion equaled:
     $200,553 and $168,120 for  Mr. Hoops; $82,846 and  $66,255 for Mr.  Folick;
     $125,288  and $105,679 for Mr. Lipeles; $93,165 and $83,328 for Mr. Lowell;
     and $79,270 and $0 for Dr. Taylor for fiscal 1994 and 1993, respectively. For the Named Executive Officers the stock portion equaled: 2,113 and 2,767 shares of Class B Common Stock for Mr. Hoops; 872 and 1,090 shares of Class B Common Stock for Mr. Folick; 1,319 and 1,741 shares of Class B Common Stock for Mr. Lipeles; 981 and 1,372 shares of Class B Common Stock for Mr. Lowell; and 835 and no shares of Class B Common Stock for Dr. Taylor for fiscal 1994 and 1993, respectively. For each Named Executive Officer, the shares of Class B Common Stock were valued at $63.25 per share (the fair market value of the Class B Common Stock at the time of payment) for payments made in fiscal 1994 and at $40.50 per share (the fair market value of the Class B Common Stock at the time of payment) for payments made in fiscal 1993.

(4) Amounts in this column include contributions by the Company to the PacifiCare Health Systems, Inc. Savings and Profit Sharing Plan (the
     "Profit Sharing Plan"). All employees of the Company who have completed 12 months of continuous service and have worked at least 1,000 hours are eligible to participate in the Profit Sharing Plan. The Company contributed the following amounts for each employee:

     (a)   An amount equal to two percent  of their annual salary. For the Named
     Executive Officers this amount equaled: $3,000, $4,717 and $13,113 for  Mr.
          Hoops;  $5,484, $4,069 and  $4,406 for Mr.  Folick; $3,424, $4,292 and
          $9,192 for Mr. Lipeles; and $4,564, $3,152 and $8,383 for Mr. Lowell for fiscal 1994, 1993 and 1992, respectively. For Dr. Taylor this amount equaled $3,000 for fiscal 1994. Dr. Taylor became eligible for the Profit Sharing Plan in December 1993.

     (b) An amount equal to one half of the compensation deferred by each employee up to three percent of the employee's annual compensation.
          For the Named Executive Officers this amount equaled: $4,500, $4,497 and $8,728 for Mr. Hoops; $4,096, $3,750 and $4,511 for Mr. Folick;
          $4,500,  $2,268 and  $8,728 for  Mr. Lipeles;  and $4,500,  $4,497 and
          $8,728 for Mr. Lowell  for fiscal 1994,  1993 and 1992,  respectively.
          This amount equaled $4,500 for Dr. Taylor who became eligible for the Profit Sharing Plan in December 1993.

     (c) A discretionary amount, determined solely at the discretion of the Board of Directors, from the Company's current or accumulated earnings which is generally based upon a percentage of pretax income. This amount equaled $4,440 for each of Messrs. Hoops, Folick, Lipeles and Lowell and Dr. Taylor for fiscal 1994; and $4,434 and $4,266 for each of Messrs. Hoops, Folick, Lipeles and Lowell for fiscal 1993 and 1992, respectively.

     (d)  Includes amounts contributed by the Company pursuant to the  Statutory
          Restoration  Plan of  the Company (the  "Statutory Restoration Plan").
          For the  Named Executive  Officers this  amount equaled:  $44,506  and
          $3,410  for Mr. Hoops; $21,854 and  $1,108 for Mr. Folick; $30,335 and
          $0 for Mr.  Lipeles; $17,943 and  $0 for Mr.  Lowell; and $14,848  and
          $3,900  for Dr.  Taylor for  fiscal 1994  and 1993,  respectively. The
          Statutory Restoration Plan allows participants to defer the portion of their pay  that otherwise  would be  limited by  the Company's  Profit
          Sharing   Plan   and   to  receive   excess   matching  contributions,
          profit-sharing contributions  and discretionary  contributions in  the same  percentages as those provided by the Profit Sharing Plan. Senior
          Vice Presidents and above are eligible to participate in the Statutory
          Restoration Plan.

     (e) An amount equal to premiums paid by the Company for term life insurance for all employees. For the Named Executive Officers this amount equaled: $288 for Messrs. Hoops, Folick, Lipeles and Lowell and
          Dr. Taylor.

(5)  Amount includes $97,952 paid in moving expenses to Dr. Taylor.

(6) Amount includes $88,200 paid as a sign-on bonus and $82,329 paid in moving expenses to Dr. Taylor.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth for the fiscal year ended September 30, 1994, the stock options granted to the Company's Named Executive Officers pursuant to the Amended and Restated 1989 Stock Option Plan for Officers and Key Employees of PacifiCare Health Systems, Inc., as amended (the "Employee Plan").

                                                                                       POTENTIAL REALIZABLE
                                                                                             VALUE AT
                                            INDIVIDUAL GRANTS                          ASSUMED ANNUAL RATES
                      -------------------------------------------------------------       OF STOCK PRICE
                      NUMBER OF    % OF TOTAL OPTIONS     EXERCISE                         APPRECIATION
                      SECURITIES       GRANTED TO            OR                          FOR OPTION TERM
                      UNDERLYING       EMPLOYEES         BASE PRICE     EXPIRATION    ----------------------
        NAME          OPTIONS(1)     IN FISCAL YEAR     PER SHARE(2)       DATE           5%         10%
- --------------------  ----------   ------------------   ------------   ------------   ----------  ----------
Alan Hoops
    Class B(3)......    25,000            4.3%            $40.500       12/15/03      $  636,976  $1,614,350
    Class B(4)......    40,000            6.8%            $40.500       12/15/03      $1,019,162  $2,582,960
Jeffrey Folick
    Class B(3)......     9,000            1.5%            $40.500       12/15/03      $  229,311  $  581,166
    Class B(3)......    15,000            2.5%            $53.750       03/19/04      $  507,222  $1,285,501
    Class B(3)......    50,000            8.5%            $50.250       07/16/04      $1,580,645  $4,005,980
    Class B(4)......    20,000            3.4%            $40.500       12/15/03      $  509,581  $1,291,480
Richard Lipeles
    Class B(3)......    13,800            2.3%            $40.500       12/15/03      $  351,611  $  891,121
    Class B(4)......    25,000            4.2%            $40.500       12/15/03      $  636,976  $1,614,350
Wayne Lowell
    Class B(3)......    12,000            2.0%            $40.500       12/15/03      $  305,749  $  774,888
    Class B(4)......    25,000            4.2%            $40.500       12/15/03      $  636,976  $1,614,350
Roger Taylor, M.D.
    Class B(3)......    12,000            2.0%            $40.500       12/15/03      $  305,749  $  774,888
    Class B(4)......    25,000            4.2%            $40.500       12/15/03      $  636,976  $1,614,350

Change in total market value of Company at assumed annual rates of
  stock price appreciation for 10 years(5)                                                       5%            10%
- ------------------------------------------------------------------------------------------  ------------  --------------
    Class A, 12,249,033 shares outstanding, $79.188 per share
       at 9/30/94.........................................................................  $610,012,962  $1,545,892,614
    Class B, 15,291,879 shares outstanding, $75.000 per share
       at 9/30/94.........................................................................  $721,273,540  $1,827,848,764

- ---------
(1) Only non-qualified stock options ("NQSOs") were granted in fiscal 1994 pursuant to the Employee Plan. No incentive stock options or stock appreciation rights were granted in fiscal 1994. The date of grant for the NQSOs was December 15, 1993, except for two of the grants to Mr. Folick of 15,000 and 50,000 options of which the date of grant was March 15 and July 15, 1994, respectively. To the extent not already exercisable and not expired, the NQSOs may, at the absolute discretion of the plan committee, become exercisable upon the merger or consolidation of the Company into another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets or 80 percent or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company unless provision is made for an assumption of the NQSO or a substitution therefor of a new option by a successor corporation or a parent or subsidiary of such corporation.

(2) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the date of exercise or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(3) These NQSOs granted to the Named Executive Officers become exercisable in four cumulative installments of 25 percent of the shares on the first anniversary of the date of grant and in subsequent installments of 25 percent on each anniversary of the date of grant.

(4) These NQSOs granted to the Named Executive Officers become exercisable at the earlier of seven years from the date of grant or when the Company achieves a specified pretax operating profit from non-commercial and non-Medicare operations and from commercial and Medicare operations from the Company's business units other than California, Oklahoma, Oregon and San Antonio.

(5)  The dollar amounts in this  table are the result  of calculations at the  5 and  10 percent rates  used to determine the  potential realizable value of the stock options  in the  above table and  therefore are  not intended  to forecast  possible  future appreciation,  if  any, of  the  Company's stock prices. No assurances can be given that the stock prices will appreciate at these rates or experience any appreciation at all.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

    The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during fiscal 1994 and unexercised options held as of the end of fiscal 1994.

                                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                    SHARES                  UNDERLYING UNEXERCISED                IN-THE-
                                                   ACQUIRED                  OPTIONS AT FY-END (#)      MONEY OPTIONS AT FY-END ($)
                                                      ON        VALUE     ---------------------------   ---------------------------
                      NAME                         EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------------------------  --------   ----------  -----------   -------------   -----------   -------------
Alan Hoops
    Class A......................................        0    $        0    72,000               0      $ 5,274,536    $        0
    Class B......................................        0    $        0    96,750          76,250      $ 6,650,188    $2,658,750
Jeffrey Folick
    Class A......................................        0    $        0     1,000           3,000      $    70,813    $  194,689
    Class B......................................    4,000    $  175,750     2,250         100,750      $   112,875    $2,877,625
Richard Lipeles
    Class A......................................        0    $        0    50,000               0      $ 3,650,650    $        0
    Class B......................................   16,000    $  887,000    42,500          46,300      $ 2,812,500    $1,616,100
Wayne Lowell
    Class A......................................   20,000    $1,010,625    16,000           3,000      $ 1,138,508    $  185,814
    Class B......................................   15,600    $  671,450    22,000          44,800      $ 1,476,750    $1,627,350
Roger Taylor, M.D.
    Class A......................................        0    $        0         0               0      $         0    $        0
    Class B......................................        0    $        0         0          87,000      $         0    $3,126,000

                      LONG-TERM PERFORMANCE INCENTIVE PLAN
                           AWARDS IN LAST FISCAL YEAR

    The following table sets forth the LTPIP Awards for the fiscal year ended September 30, 1994 for the Company's Named Executive Officers:

                                                                                ESTIMATED FUTURE PAYOUTS UNDER
                                                             PERFORMANCE OR     NON-STOCK PRICE-BASED PLANS(1)
                                                           OTHER PERIOD UNTIL   ------------------------------
                          NAME                            MATURATION OR PAYOUT  THRESHOLD    TARGET   MAXIMUM
- --------------------------------------------------------  --------------------  ---------   --------  --------
Alan Hoops..............................................      January 1997         $0       $213,842  $427,684
Jeffrey Folick..........................................      January 1997         $0       $101,641  $203,281
Richard Lipeles.........................................      January 1997         $0       $127,513  $255,026
Wayne Lowell............................................      January 1997         $0       $ 90,553  $181,105
Roger Taylor, M.D.......................................      January 1997         $0       $ 71,809  $143,617

- ---------
(1) Incentive compensation under the LTPIP is based on the achievement of performance objectives established by the Sub-Committee, and approved by the shareholders of the Company, measured over a three year performance period. The performance objectives for this performance period are based on increases in shareholders' equity and increases in revenue of non-core businesses. Prior to the commencement of services for this performance period, the  Sub-Committee established,  in  writing, minimum  targets  for return on shareholders' equity which must be achieved before the measurement for increasing revenue is applied, maximum targets above which no additional awards will be earned and the formula for computing each participant's award if such target is achieved. Payouts under the LTPIP are based on the average three-year annual base salary for the calendar year of the Named
     Executive Officer for the performance cycle. Estimated payouts assume a 5.5 percent increase in base salary per calendar year over the performance cycle. Please refer to the "Summary Compensation Table" for payouts under the LTPIP for fiscal 1994. Payments made under the LTPIP will be made in a cash portion and a stock portion. It is anticipated that the cash portion will equal 60 percent of the LTPIP award and the stock portion will equal
     40 percent of the LTPIP award. The stock portion will be valued at the fair market value of the stock at the time the LTPIP award is made. See "The
     Proposals-Approval of Performance Objectives To, and Maximum Awards  Under,
     The Amended Long-Term Performance Incentive Plan, as amended" for a description of the modifications to the LTPIP.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with the Named Executive Officers. Each agreement continues until the death, disability, misconduct or written notice of termination by either the Company or the Named Executive Officer. The agreements provide that each Named Executive Officer is entitled to his base salary, participation in all employee benefit programs, reimbursement for business expenses and participation in the MICP and LTPIP of the Company. The agreements also contain provisions that entitle each of the Named Executive Officers to receive severance benefits which are payable if the officer's employment with the Company is terminated for various reasons, including death, disability and termination following a change of ownership or control of the Company. Under the employment agreements for Messrs. Hoops and Folick, a change of ownership or control would result from: (i) any merger, consolidation or sale such that any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) acquires beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of 20 percent or more of the voting common stock of the Company and the ownership interest of the voting common stock owned by UniHealth is less than or equal to the ownership interest of the voting common stock of such individual, entity or group; (ii) any transaction in which the Company sells substantially all of its material assets;
(iii) a dissolution or liquidation of the Company; or (iv) the Company becomes a non-publicly held company. Under the employment agreements for Messrs. Lipeles and Lowell and Dr. Taylor, a change of ownership or control would result from any merger, consolidation or sale of the Company, which reduces the voting interest of UniHealth below 51 percent, any transaction in which the Company sells substantially all of its material assets, or the Company becoming non-publicly held.

    In the event one of the above officers is terminated by the Company (other than for incapacity, disability, habitual neglect or gross misconduct) within 24 months of a change in ownership or control, the employment agreements provide for: (i) payment of base salary and certain benefits for 36 months in the case of Mr. Hoops, 24 months in the case of Mr. Folick and 12 months in the case of Mr. Lipeles, Mr. Lowell and Dr. Taylor; (ii) payment of benefits under the Company's MICP and LTPIP deemed to have accrued as of termination in the case of Messrs. Lipeles and Lowell and Dr. Taylor; and (iii) annual payments under the MICP and the LTPIP for a period of 36 months for Mr. Hoops and 24 months for Mr. Folick. The contingent liability for severance payments that the Company would be required to make under the employment agreements (excluding amounts which may be payable under incentive plans and the value of certain benefits) would be $1,375,200 to Mr. Hoops, $559,600 to Mr. Folick, $352,200 to Mr. Lipeles,
$252,200 to Mr. Lowell and $279,700 to Dr. Taylor.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                      REPORT OF THE COMPENSATION COMMITTEE

    The compensation policies of PacifiCare Health Systems, Inc. (the "Company") are structured to link the compensation of the executive officers of the Company with enhanced shareholder value. Through the establishment of short- and long-term incentive plans, the Company seeks to align the financial interests of the executive officers with those of its shareholders. This linkage is evidenced by shareholder returns that have exceeded the peer group performance reported in this proxy on a one, three, and five-year interval.

EXECUTIVE COMPENSATION PHILOSOPHY

    In designing its compensation programs, the Company follows the belief that compensation should seek to reflect the value created for shareholders while supporting the business strategies and long-range plans of the Company and the markets the Company serves. In doing so, the compensation programs reflect the following themes:

        A   compensation  program  that  stresses  the  Company's  financial performance and individual performance.

        An annual incentive plan, which generates a portion of compensation based on the achievement of specific performance goals, with superior performance resulting in total annual cash compensation at approximately the 75th percentile of competitive levels of companies with a similar business structure, size, and marketplace orientation.

        A long-term incentive plan that is designed to reward and retain executive officers over the long-term and is linked to return on equity and revenue growth.

    The Compensation Committee (the "Committee") met seven times during the 1994 fiscal year to review and set the compensation of the executive officers of the Company consistent with the foregoing philosophy. The Committee retains the services of consulting firms which provide independent expertise on executive compensation matters to advise it on trends and issues related to the Company's executive compensation program.

EXECUTIVE COMPENSATION COMPONENTS

    The Company's executive compensation program is based on four components, each of which is intended to serve the overall compensation philosophy.

    BASE SALARY. Base salary is intended to be set at a level slightly below the competitive amounts paid to executive officers of companies with a similar business structure, size, and marketplace orientation. Salaries of executive officers in excess of $150,000 are reviewed by the Committee on an annual basis.

    ANNUAL INCENTIVE COMPENSATION. Under the Amended Management Incentive Compensation Plan, as amended (the "MICP"), annual incentive awards are granted upon the achievement by the executive officers of performance objectives established by a sub-committee of the Committee (the "Sub-Committee") and approved by the shareholders of the Company at the March 2, 1994 Annual Shareholders Meeting. The financial measure for the 1994 fiscal year was growth in earnings per share and was stated in terms of minimum, target and maximum goals. Business Units specific financial measures, in addition to the earnings per share financial measure, were established for some executive officers under the MICP. Achievement of each goal corresponds to an award equal to a specified percentage of an executive officer's salary as determined at the beginning of each fiscal year.

    LONG-TERM PERFORMANCE INCENTIVE PLAN. The Company provides a long-term performance incentive plan (the "LTPIP") that is linked to the long-term performance of the Company as measured by return on equity (weighted 80 percent) and revenue growth of non-core business (weighted 20 percent) for the

1994-1996 cycle. The LTPIP opportunity is measured against the achievement of financial criteria established by the Sub-Committee for a three-year period. A new performance period of three years starts each year, so that after participating in the plan for three years, an executive officer is participating in three separate plans at the same time. The financial measures for the 1993-1995 cycle are average return on equity (weighted 80 percent) and revenue growth of non-core business (weighted 20 percent), which are stated in terms of minimum, target and maximum goals. The financial measures for the 1992-1994 cycle were average return on equity (weighted 80 percent) and total company revenue growth (weighted 20 percent), which were stated in terms of minimum, target and maximum goals. Achievement of each goal corresponds to an award equal to a specified percentage of an executive officer's salary as determined at the beginning of each performance period. 40 percent of the payments under the LTPIP are made in the form of Company stock and 60 percent in the form of cash.

    STOCK OPTIONS. Executive officers are eligible to receive periodic grants of non-qualified stock options, incentive stock options, stock payments (in lieu of cash compensation payments other than base salary) and stock appreciation rights (collectively, the "Awards") pursuant to the Amended and Restated 1989 Stock Option Plan of Officers and Key Employees of PacifiCare Health Systems, Inc. (the "Employee Plan"). The Awards are intended to retain and motivate executive officers to improve long-term stock market performance. Awards are granted at the fair market value of the underlying common stock at the date of grant. Stock options, generally, vest in installments over multiple years. To date, only non-qualified stock options have been granted pursuant to this plan. Prior to granting Awards, the Sub-Committee considers previous grants and stock ownership levels of executive officers and grants of stock options by competitors to their executive officers to ensure that Awards are consistent with competitive practices.

1994 ACTIONS

    In fiscal 1994, the Committee established the Sub-Committee to deal with compensation issues affected by Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended. Accordingly, the Sub-Committee also administers the Employee Plan, the MICP and the LTPIP.

    During 1994, the Committee requested that its consultants review the Committee's choice of comparative industry compensation data, which it uses for performance and compensation comparisons. The Committee has emphasized that use of comparative compensation data should be periodically reviewed and updated consistent with the Company's growth and strategic business plans.

    Also in 1994, the Committee requested management to review and analyze the use of return on equity versus earnings per share as a performance objective for the LTPIP. This analysis was used by the Sub-Committee to change the performance objective for the three year performance period beginning with fiscal 1995 from return on equity and revenue of non-core business to earnings per share. This action is reflected in the approval being sought from the Company's shareholders to modify the performance objective for the LTPIP.

    Additionally, the Sub-Committee modified the performance objectives of the MICP to include, in addition to earnings per share, performance objectives based on general and administrative costs as a percentage of revenue. This action is reflected in the approval being sought from the Company's shareholders to modify the performance objectives for the MICP.

    The Sub-Committee also adopted changes to the Employee Plan. Approval of a restated and amended Employee Plan are described in a separate section of this proxy statement. See "The Proposals-Approval of the Second Amended and Restated 1989 Stock Option Plan for Officers and Key Employees."

    In December 1994, in response to recent amendments to proposed regulations promulgated under Section 162(m), which now require that for salary-based performance plans to be excluded from the $1 million pay cap imposed by Section 162(m), a maximum dollar award be adopted for such plans, the Sub-Committee established a maximum award of $1,000,000 which can be paid under any awards granted under the MICP or the LTPIP. The establishment of maximum awards for both the MICP and the LTPIP allows payouts under both the MICP and the LTPIP to be excluded from the $1 million pay cap.

CEO COMPENSATION

    Alan Hoops, the President and Chief Executive Officer of the Company, received an annual base salary of $375,000 in calendar year 1993. As a result of a review of salaries of peer companies and in recognition of Mr. Hoops' performance in the capacity as President and Chief Executive Officer since April 1993, the Committee increased Mr. Hoops' salary to $450,000 in January 1994.

    Mr. Hoops earned $405,000 in MICP compensation for fiscal 1994 performance, the maximum incentive award under the 1994 MICP, for surpassing the maximum performance goal for earnings per share specified in the 1994 MICP. The Sub-Committee increased, beginning with fiscal 1994, the target and maximum opportunity for Mr. Hoops under the MICP.

    For the 1992-1994 LTPIP performance cycle, Mr. Hoops earned $334,200 in LTPIP compensation of which 40 percent was paid in the form of the Company's Class B Common Stock and 60 percent was paid in cash. Mr. Hoops received the maximum LTPIP award for surpassing the maximum goals of return on equity and growth in total Company revenue.

    Mr. Hoops received non-qualified stock options to purchase 25,000 shares of the Company's Class B Common Stock at $40.50 per share (the fair market value of the stock at the time of grant). The options vest 25 percent per year following the first year of grant. Mr. Hoops also received non-qualified stock options to purchase 40,000 shares of Class B Common Stock at $40.50 per share (the fair market value of the stock at the time of grant). These options become exercisable at the earlier of seven years from the date of grant or when the Company achieves a specified pre-tax operating profit from non-commercial and non-Medicare operations and from commercial and Medicare operations from the Company's business units other than California, Oklahoma, Oregon and San Antonio.

The foregoing report has been furnished by:

                                          David R. Carpenter, CHAIRMAN
                                          Warren E. Pinckert II
                                          Lloyd Ross

                               PERFORMANCE GRAPH

    The following graph demonstrates the performance of the cumulative total return to the shareholders of the Company's Class A Common Stock during the previous five years in comparison to the cumulative total return on the Standard & Poor's Health Care Composite Index and the Standard & Poor's 500 Stock Index.

                           TOTAL SHAREHOLDERS' RETURN
                        PACIFICARE HEALTH SYSTEMS, INC.
                          INDEXED / CUMULATIVE RETURNS

                              BASE
                            PERIOD   RETURN   RETURN   RETURN   RETURN   RETURN
COMPANY / INDEX NAME          1989     1990     1991     1992     1993     1994
- -------------------------   ------   ------   ------   ------   ------   ------
PacifiCare Health
 Systems, Inc............      100    59.00   109.00   316.00   303.01   633.47
Standard & Poor's
 Index...................      100    90.76   119.04   132.20   149.39   154.89
Health Care Composite....      100   110.40   162.96   156.19   134.56   162.90

This total shareholders return model assumes reinvested dividends.

                           COMPENSATION OF DIRECTORS

CASH COMPENSATION

    Directors who are not full-time employees of the Company or UniHealth receive, as compensation for their services, an annual retainer of $20,000, $1,000 for each Board of Directors meeting attended and $1,000 for each Board Committee meeting attended not to exceed $2,000 per day on any day in which multiple Board and/or committee meetings are attended, except for the Chairman of the Board and Chairmen of Committees who receive an additional 50 percent of the amount paid for attendance at meetings for each Board Committee meeting attended, not to exceed $3,000 per day on any day in which multiple Board and/or committee meetings are attended. Terry Hartshorn, the Chairman of the Board of Directors, receives an annual base salary of $132,250 as compensation for his services. Mr. Hartshorn also receives benefits under the Company's benefit plans, including the MICP and the LTPIP, similar to those which other executive officers of the Company are entitled. In the event Mr. Hartshorn is terminated by the Company (other than for incapacity, disability, habitual neglect or gross misconduct) within 24 months of a change in ownership or control, his employment agreement provides for payment of his base salary, certain benefits and payment of benefits under the Company's MICP and LTPIP for a period equal to the longer of the remaining term of his employment agreement or 24 months following the effective date of termination. The Chairman of the Board and the Company's Directors are all entitled to reimbursement expenses incurred in attending Board of Directors and Board Committee meetings.

RETIREMENT PLAN

    A non-qualified retirement plan has been established for Directors who are not full-time employees of the Company or UniHealth. Upon retirement, each such Director shall receive an annual amount equal to the average annual retainer for the preceding three-year period, provided five years of service as a Director have been completed.

STOCK OPTION PLAN

  THE DIRECTORS PLAN

    In fiscal 1994, eligible Directors were granted NQSOs pursuant to the 1992 Non-Officer Directors Stock Option Plan of PacifiCare Health Systems, Inc. (the "Directors Plan"). Non-officer Directors of the Company, who were not eligible to receive awards under the Employee Plan, were eligible to receive NQSOs under the Directors Plan. The Company's Class B Common Stock are the shares of stock subject to the Directors Plan and no more than 140,000 shares of Class B Common Stock are subject to NQSOs granted under the Directors Plan. If a NQSO granted under the Directors Plan expires or is terminated or cancelled, the shares of Class B Common Stock subject to NQSOs shall be added to the shares of Class B Common Stock otherwise available for issuance pursuant to NQSOs granted under the Directors Plan. The Directors Plan provides for adjustments in the number and kind of shares subject to said plan, and to outstanding NQSOs in the event of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, extraordinary cash or non-cash dividends declared on outstanding shares of Class B Common Stock or other similar transactions.

    Seven Directors of the Company were eligible to participate in the Directors Plan during fiscal 1994. Eligible Directors are automatically granted NQSOs to purchase 2,000 shares of Class B Common Stock on December 31 of each year; provided that, during the twelve month period preceding December 31, the optionee Director served on the Board of Directors and was not eligible to receive awards under the Employee Plan. All NQSOs granted pursuant to the Directors Plan are subject to the terms of the Directors Plan.

    The per share exercise price of the shares of Class B Common Stock subject to any NQSO granted under the Directors Plan is 100 percent of the fair market value of the shares on the date of grant. NQSOs granted under the Directors Plan vest in four cumulative installments of 25 percent of the shares of Class B Common Stock covered by each NQSO beginning on the first anniversary of the date of the grant.

    NQSOs granted under the Directors Plan may not be exercised after the earlier of: (i) the expiration of ten years and one day from the date the NQSO was granted; (ii) the expiration of eight months from the time the optionee voluntarily or involuntarily ceases to serve as a Director of the Company; (iii) the expiration of one year from the date of the Optionee's cessation to continue to serve as a Director of the Company by reason of disability or death; or (iv) on the effective date of (a) the liquidation or dissolution of the Company, or (b) a change of control event.

    Messrs. Carpenter, Leary, Pinckert, Reed and Ross were each automatically granted NQSOs to purchase 2,000 shares of Class B Common Stock pursuant to the Directors Plan during fiscal 1994.

                              CERTAIN TRANSACTIONS

    The Company and its subsidiaries purchased health care services from hospitals owned and managed by UniHealth totaling $61,497,000 for the fiscal year ended September 30, 1994. Under the terms of a management arrangement with UniHealth, the Company paid $831,000 for management fees, payroll processing services and other services in the fiscal year ended September 30, 1994. At September 30, 1994, $251,000 was payable to UniHealth.

    UniHealth purchased health care coverage from the Company and its subsidiaries in the amount of $10,050,000 for the fiscal year ended September 30, 1994. Amounts receivable from UniHealth were $1,000,000 at September 30, 1994.

    Joseph S. Konowiecki, the Secretary and General Counsel of the Company, is the sole shareholder of Joseph S. Konowiecki, Inc., a California professional corporation, which is a partner of the law firm of Konowiecki & Rank. The Company purchased legal services from Konowiecki & Rank in the amount of $3,137,888 for the fiscal year ended September 30, 1994. The amount payable to Konowiecki & Rank at September 30, 1994 was $248,000.

    In April 1984, the Company extended a loan in the amount of $300,000 to Mr. Hartshorn in exchange for a promissory note payable to the Company. The note was secured by a trust deed on Mr. Hartshorn's residence and was payable in monthly installments at a rate of six percent per annum. The principal amount of the loan was reduced through debt forgiveness in the amount of $15,000 per year for five years commencing in March 1990. The remaining principal was due and was paid in March 1994.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's Executive Officers and Directors, and persons who own more than 10 percent of a registered Class of the Company's equity securities to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, Directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its Executive Officers, Directors and greater than 10 percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1994.

                                 THE PROPOSALS
                APPROVAL OF THE SECOND AMENDED AND RESTATED 1989
                STOCK OPTION PLAN FOR OFFICERS AND KEY EMPLOYEES
                             (ITEM 2 ON PROXY CARD)

    The Board of Directors proposes that the shareholders approve the Second Amended and Restated 1989 Stock Option Plan for Officers and Key Employees of PacifiCare Health Systems, Inc. (the "Amended Employee Plan"). The following is a summary of the material provisions of the Amended Employee Plan; it should, however, be read in conjunction with, and is qualified in its entirety by reference to, the complete text of the Amended Employee Plan which is attached hereto as Exhibit A.

DESCRIPTION OF THE EMPLOYEE PLAN

    Under the Employee Plan, which was approved by the shareholders at the 1992 Special Meeting of Shareholders with amendments being approved at the 1994 Annual Meeting of Shareholders, incentive stock options, NQSOs (together, the "Options") and stock appreciation rights ("SARs") may be granted to officers and key employees of the Company or its subsidiaries with respect to the Class A and Class B Common Stock of the Company. References to Common Stock (except as otherwise indicated) refer to or include both Class A and Class B Common Stock. In addition, under the Employee Plan, the Company may grant shares of Class B Common Stock in lieu of cash compensation ("Stock Payments"). The Options together with the SARs and the Stock Payments (and upon the effectiveness of the amendments, Stock Payments shall include shares of Class B Common Stock being granted as an incentive to employment with the Company) shall hereinafter be referred to as the "Awards."

    In December 1994, the Sub-Committee amended and restated the Employee Plan and adopted it in the form of the Amended Employee Plan. The Amended Employee Plan is subject to shareholder approval. The following description of the Employee Plan shall apply to the Amended Employee Plan, except where otherwise described below.

    The Employee Plan is administered by the Sub-Committee, which consists of two members of the Board of Directors, each of whom are both "disinterested persons" as that term is defined in Rule 16b-3 promulgated under the Exchange Act and "outside directors" as defined for purposes of Section 162(m). The Sub-Committee possesses absolute discretion in determining to whom Awards may be granted, the types of Awards granted, the number of shares of Common Stock subject to Awards and the terms and conditions of such Awards, consistent with the Employee Plan; provided however that currently, no participant may receive NQSOs or SARs for more than 100,000 shares during any fiscal year. The Sub-Committee also has the power to interpret the Employee Plan, and the Awards granted pursuant thereto, and to adopt such rules as may be necessary to interpret, regulate or administer the Employee Plan.

    The Awards under the Employee Plan may be granted in the form of incentive stock options ("ISOs") qualifying under Section 422 of the Code, NQSOs and SARs, Stock Payments or any combination thereof. SARs compensate holders for an increase in the value of the Common Stock during the period commencing with the granting of the SAR until such right is exercised. A SAR may be granted either in connection with or independently of an Option. The number of shares of Common Stock available for Awards under the Employee Plan, as currently in effect, may not exceed one and one-half percent (1 1/2%) of the shares of Common Stock outstanding on the last day of the previous fiscal year, and the maximum number of ISOs available under the Employee Plan is 1,800,000. There is no limitation on the number of shares of Common Stock subject to SARs which are unrelated to Options, other than the per participant limit. The Amended Employee Plan will increase the number of shares of Class A and Class B Common Stock available under the Amended Employee Plan and would limit the number of NQSOs or SARs available for grant to any participant of the Employee Plan to 200,000 shares during any fiscal year. For a complete description of the changes to the Employee Plan contained in the Amended Employee Plan see "Amended Employee Plan."

    The Sub-Committee may approve a payment in Class B Common Stock to any employee who otherwise may be entitled to a cash payment, other than base salary, such as in a payment under one of the performance incentive programs of the Company. After the effectiveness of the Amended Employee Plan, the Sub-Committee may approve a payment in Class B Common Stock to an employee as an incentive to employment with the Company. In the event Class B Common Stock is issued in lieu of such a cash compensation payment or as an employment incentive, the Class B Common Stock will be valued at its fair market value on the date of payment. A Stock Payment will be evidenced by a written instrument or granted pursuant to a written performance plan adopted by the Sub-Committee.

    The per share exercise price of the Common Stock subject to an Option shall not be less than 100 percent of the fair market value of such Common Stock on the date of grant. If an Option consists of an ISO granted to an individual or entity already owning more than 10 percent of the total combined voting power of the Company, or of any subsidiary or parent thereof (a "10% Shareholder"), the per share exercise price for the Common Stock subject to such ISO shall not be less than 110 percent of the fair market value of the Common Stock on the date of grant.

    Except as the Sub-Committee may otherwise provide, no Option may be exercised within the first year after it has been granted. Additionally, ISOs must be exercised within the earlier of: (i) 10 years after being granted (within five years, if granted to a 10% Shareholder); (ii) three months after an employee's termination for any reason, except in the case of death or disability; or (iii) one year after an employee's death or disability, whichever occurs first.

    The Sub-Committee may provide that Options and SARs will terminate upon the merger of the Company with or into another corporation or the acquisition of the Company by another corporation which acquires substantially all of the Company's assets or 80 percent or more of the Company's voting securities (a "Change of Control Event"). The Sub-Committee may also accelerate the exercisability of certain Options and SARs prior to the occurrence of a Change of Control Event.

    SARs unrelated to Options may be granted at any time. SARs related to NQSOs may be granted either at the time such Options are granted or at any time thereafter. SARs related to an ISO may only be granted at the time the ISO is granted. All SARs which are granted to persons subject to Section 16(b) of the Exchange Act may not be exercised any time prior to six months after the grant of such SAR. SARs related to Options, however, are exercisable only when and to the extent the related Options are exercisable. Upon the exercise of an SAR related Option, the holder will be entitled to receive the difference between the exercise price per share of the Option and the fair market value of a share of Common Stock on the date of exercise multiplied by the number of shares subject to the SAR. Upon the exercise of an SAR not related to an Option, the holder will be entitled to receive the difference between the fair market value of a share of Common Stock on the date of exercise of the SAR and the fair market value of a share of Common Stock on the date of grant multiplied by the number of shares subject to the SAR. Upon the exercise of an SAR, payment shall be made in cash or, in the discretion of the Sub-Committee, in whole shares of Common Stock.

    Only officers and key employees of the Company are eligible for Awards granted under the Employee Plan. After the effectiveness of the Amended Employee Plan, consultants to the Company would be eligible to receive Awards, other than ISOs, under the Amended Employee Plan. The number of eligible participants of the Employee Plan, as of the date hereof, totals approximately 100 of the key employees or officers of the Company. Directors of the Company who are not officers or key employees of the Company may not be granted Awards under the Employee Plan. Within these parameters, the Sub-Committee may adopt any other rules to govern eligibility for Awards.

    An exercisable Award is exercisable by written notice to the Secretary or Chief Financial Officer of the Company, and in the case of Options, the notice must be accompanied by the full purchase price of the Common Stock. The purchase price may be paid in cash, or with the consent of the Sub-Committee, by tender of shares of any Class of the Company's Common Stock owned by the optionee or through a cashless exercise of Options or any combination thereof. Shares of any Class of the Company's Common Stock tendered in exercise of Options are valued at their fair market value on the date of delivery to the Company. Upon the exercise of an SAR, the holder thereof is entitled to a cash payment or, at the Sub-Committee's election, the transfer of Common Stock, valued at the appreciated amount of the Company's Common Stock, or a combination of cash and Common Stock.

    During fiscal 1994, the following individuals and groups were granted NQSOs under the Employee Plan: Mr. Hoops, 65,000 shares; Mr. Folick, 94,000 shares; Mr. Lipeles, 38,800 shares; Mr. Lowell, 37,000 shares; and Dr. Taylor, 37,000 shares; all Executive Officers as a group (23 persons), 466,000 shares; and all employees who are not Executive Officers as a group, 262,700 shares. The aggregated market value of the Common Stock underlying outstanding Awards as of December 31, 1994 was $48,600,225.

REASONS FOR PROPOSAL

    The purposes of the Employee Plan are to further the growth, development and financial success of the Company by providing incentives to certain of its executive and other key employees and consultants who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success and to enable the Company to obtain and retain the services of the type of professional, technical and managerial employees and consultants considered essential to the long-range success of the Company.

    Permitting consultants to be eligible to participate in the Amended Employee Plan allows the Company to attract and retain key persons in roles other than as employees or officers of the Company. Increasing the pool of available shares and the limit on the number of shares which can underlie grants in addition to permitting Stock Payments as an incentive to employment will allow the Company to remain competitive in the health care industry with respect to bonuses and will provide the Company with the ability to retain key personnel.

THE AMENDED EMPLOYEE PLAN

    Under the Employee Plan, Section 3.1 provides that only officers and key employees are eligible to receive awards under the Employee Plan. In addition,
Section 2.1 of the Employee Plan states that the maximum number of NQSOs or SARs available for grant to any participant during any fiscal year shall not exceed 100,000. Section 2.1 also provides that the aggregate number of shares of Class A and Class B Common Stock available for Awards granted under the Employee Plan for each fiscal year, on and after October 1, 1992, shall not exceed one and one-half percent (1 1/2%) of the outstanding shares of Common Stock of the Company as of the last day of the previous fiscal year. Sections 1.27 and 3.3 permits grants of shares of Class B Common Stock in lieu of cash compensation other than base salary.

    The Sub-Committee has approved the Amended Employee Plan. The Amended Employee Plan amends Sections 1.14 (now Section 1.13), 1.27, 2.1 and 3.3 of the Employee Plan. The Amended Employee Plan would provide that: (i) "Stock Payments" include both grants of shares of Class B Common Stock in lieu of cash compensation other than base salary and grants of shares of Class B Common Stock to employees as an incentive to employment with the Company; (ii) the inclusion of consultants to the persons eligible to participate in the Amended Employee Plan; (iii) an increase in the limit on the number of options and SARs available for grant to any participant of the Amended Employee Plan from 100,000 shares to 200,000 shares during any fiscal year; and (iv) an increase of the limit on the aggregate number of shares of Common Stock which may be subject to awards granted during any fiscal year beginning with October 1994 from one and one-half percent (1 1/2%) of the aggregate outstanding shares of Class A and Class B Common Stock of the Company as of the last day of the previous fiscal year to two percent (2%) of the aggregate outstanding shares of Class A and Class B Common Stock of the Company as of the last day of the previous fiscal year.

    The effectiveness of the Amended Employee Plan is subject to approval of the shareholders holding a majority of the Company's shares of Class A Common Stock represented in person or by proxy at the Annual Meeting. The Amended Employee Plan is being submitted for shareholder approval in order to satisfy Rule 16b-3 promulgated under the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

    Set forth below is a description of the federal income tax consequences under the Code of the grant and exercise of the benefits awarded under the Amended Employee Plan.

    NON-QUALIFIED STOCK OPTION. There will be no federal income tax consequences to either the employee or the Company on the grant of a NQSO. On the exercise of a NQSO, the employee will have taxable ordinary income equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. The Company will be entitled to a tax deduction in an amount equal to such excess, provided the Company complies with applicable withholding or reporting rules. Any ordinary income realized by an employee upon exercise of a NQSO will increase his tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a NQSO, employees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.

    An employee who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

    If the Company delivers cash (in lieu of fractional shares) or shares of Common Stock to an employee pursuant to a cashless exercise program, the employee will recognize ordinary income equal to the cash paid and the fair market value as of the date of exercise of any shares delivered to him. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

    INCENTIVE STOCK OPTIONS. Under the Code, an employee will not realize taxable income by reason of the grant or the exercise of an ISO, although the employee will have a tax preference item in the year of exercise for purposes of the alternative minimum tax equal to the amount by which the fair market value of the shares of Common Stock received on the date of exercise exceeded the option price and the Company will not be entitled to any deduction. If an employee exercises an ISO and does not dispose of the shares within two years from the date the option was granted or within one year from the date shares were transferred to the employee, the entire gain, if any, realized upon disposition will be taxable to the employee as long-term capital gain. If an employee sells or exchanges the shares within such one-year or two-year period in a manner so as to violate the holding period requirements (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and, provided the Company complies with applicable withholding or reporting requirements, the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount realized on the sale or exchange and (b) the fair market value of the shares on the date of option exercise over (2) the option price. Any additional gain realized on the sale or exchange will be long-term or short-term capital gain. If the disposition is by gift and violates the holding period requirements, the amount of the employee's ordinary income, and the Company's deduction, is equal to the fair market value of the shares on the date of exercise less the option price.

    An employee who surrenders shares of Common Stock as payment of the exercise price of his ISO generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an ISO in payment of the exercise price of another ISO will be a disqualifying disposition of such stock if the ISO holding period requirements described above have not been satisfied.

    Under the proposed Treasury Regulations, all of the shares received by an employee upon such stock exchange exercise will be subject to the ISO holding period requirements. Of those shares, a number of shares equal to the number of shares of Common Stock surrendered by the employee (the "Exchange Shares") will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were ISO shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the employee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The ISO holding period for all shares will be the same as if the option had been exercised for cash.

    If the Company delivers cash (in lieu of fractional shares) or shares of Common Stock to an employee pursuant to a cashless exercise program, the employee will recognize ordinary income in an amount equal to the cash paid and the fair market value as of the date of exercise of any shares delivered to him. An amount equal to any such ordinary income will be deductible by the Company.

    An ISO that is exercised by the employee more than three months after the employee retires will be treated as a NQSO for federal income tax purposes.

    SARS. There will be no federal income tax consequences to either the employee or the Company on the grant of an SAR or during the period that the SAR remains outstanding. On the exercise of an SAR, the amount that the employee is paid, whether in Common Stock or cash, is taxable to the employee as ordinary income and the Company is entitled to a corresponding deduction, provided it complies with applicable withholding requirements. Upon the sale of Common Stock acquired by exercise of an SAR, the employee will realize long-term or short-term capital gain or loss, depending upon his holding period for such stock, with the tax basis in the Common Stock being the ordinary income realized upon exercise.

    STOCK  PAYMENTS.   An employee  who receives  a payment  of stock  will have
compensation income equal to the fair market value of the stock received and the Company will have a deduction in the same amount.

    PARACHUTE PAYMENTS. The exercise of any portion of an option that is accelerated, as a result of a change in control or a similar event, may cause payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company in whole or in part and may subject the employee to a non-deductible 20 percent federal excise tax on all or a portion of such payment.

    ERISA. The Amended Employee Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not required to be qualified under Section 401(a) of the Code.

                     APPROVAL OF PERFORMANCE OBJECTIVES TO,
                     AND MAXIMUM AWARDS UNDER, THE AMENDED
                LONG-TERM PERFORMANCE INCENTIVE PLAN, AS AMENDED
                           (ITEM 3 ON THE PROXY CARD)

    The Board of Directors proposes that the shareholders approve the LTPIP Modifications (as defined below). The following is a summary of the material provisions of the Amended Long-Term Performance Incentive Plan, as amended (the "LTPIP"), and the LTPIP Modifications.

DESCRIPTION OF THE LTPIP

    The LTPIP was adopted by the Board of Directors of the Company in 1988 and amended in March and December 1993 and approved by the shareholders at the 1994 Annual Meeting of Shareholders. In December 1994, the Sub-Committee approved modifications to the LTPIP (the "LTPIP Modifications"), subject to shareholder approval. For a detailed discussion of the LTPIP Modifications, see "Modifications to the LTPIP" below.

    The LTPIP is administered by the Sub-Committee. The LTPIP limits the constituency of the Sub-Committee to Directors who are considered outside directors for purposes of Section 162(m). Under the terms of the LTPIP, all Executive Officers of the Company or any subsidiary of the Company are eligible for participation. Additionally, any officer or full-time employee of the Company or any subsidiary of the Company as are determined by the Sub-Committee to have a direct, significant, and measurable impact on the attainment of the Company's or subsidiary's long-term growth and profitability objectives shall be eligible to participate in the LTPIP. Within these parameters, the Sub-Committee shall have total discretion to determine which participants are eligible to receive awards under the LTPIP, which may be in the form of cash, Common Stock of the Company, or a combination of both. The number of eligible participants in the LTPIP, as of the date hereof, totals approximately 100 of the key employees of the Company.

    Incentive compensation is based on the achievement of performance objectives established by the Sub-Committee measured over a three year performance period. Until further notice and resubmission to shareholders for approval (and after approval of the LTPIP Modifications), the performance objective will be based on increases in earnings per share. Prior to the commencement of services for each performance period, the Sub-Committee will establish, in writing, minimum targets for earnings per share below which no awards will be earned, maximum targets above which no additional awards will be earned, and the formula for computing each participant's award if such target is achieved.

    Under the LTPIP, if the Sub-Committee determines that the established targets are no longer suitable due to changes in circumstances affecting the Company, the Sub-Committee will have sole discretion during the performance period to modify these targets; provided, however, that no such adjustment will decrease the minimum target applicable to an Executive Officer or otherwise have the potential effect of increasing the amount of compensation payable to an Executive Officer upon the attainment of the original targets.

    Under the terms of the LTPIP, the Sub-Committee may not adjust individual awards to reflect an overall evaluation of performance at the end of each performance period. However, the LTPIP permits the Sub-Committee to make additional awards ("Discretionary Incentive Awards") to participants, including Executive Officers, who are determined by the Sub-Committee to have positively impacted directly on the attainment of the performance objectives established by the Committee.

    The establishment of awards for Executive Officers shall be subject to, and contingent upon, shareholder approval of the material terms of the performance objective. For this purpose, the material terms shall include: (i) a general description of the business criteria on which the performance objective is based; and (ii) either the maximum amount of the compensation to be paid, or the formula used to calculate the amount of compensation if such performance objective is obtained, and may exclude the precise targets below which no compensation will be paid, or above which no additional awards will be made. Absent a change in the material terms of the performance objective, the Company will be required to obtain reapproval of the material terms of the performance objectives from the shareholders on the fifth year following the year in which the shareholders previously approved such terms.

    Executive Officers receive compensation under the LTPIP based on a formula. Under the LTPIP, as currently in effect, the maximum compensation which an Executive Officer may receive under any award granted under the LTPIP is based solely upon the formula used to determine the Executive Officer's compensation under the LTPIP. Pursuant to this formula, an Executive Officer will receive between 10 percent and 45 percent of base salary (depending upon the level of the Executive Officer) if the minimum targeted earnings per share is achieved. The percentage of base salary increases to an amount between 20 percent and 90 percent (depending upon the level of the Executive Officer) if the maximum targeted earnings per share is achieved. After adoption of the LTPIP Modifications, the maximum award set by the Sub-Committee which an Executive Officer may receive pursuant to any award under the LTPIP shall be $1,000,000.

    If the performance objectives are satisfied, the Sub-Committee shall certify in writing, prior to the payment of any performance award, that such objectives were satisfied.

    Awards under the LTPIP which are based on achieving certain performance objectives, the amount of which are determined by formula, will qualify as performance based compensation, assuming shareholder approval of the LTPIP Modifications is obtained. However, the Discretionary Incentive Awards will not qualify as performance based compensation for purposes of Section 162(m) and may be subject to the $1 million deduction limitation.

REASON FOR PROPOSAL

    In an effort to continue to comply with the provisions of Section 162(m) and the regulations promulgated thereunder to qualify the compensation payable under the LTPIP to the chief executive officer and the four other most highly compensated officers of the Company ("the "Covered Employees"), the LTPIP Modifications are being submitted to the shareholders for approval at the Annual Meeting. Shareholder approval shall be a condition to the Company being able to exclude compensation payable to Covered Employees under the LTPIP from the $1 million deduction limitation.

MODIFICATIONS TO THE LTPIP

    Shareholders are being requested to approve the change in performance objectives from increases in return on equity and increases in revenue of non-core business to earnings per share. In addition, the shareholders are being requested to approve the maximum award of $1,000,000 which an Executive Officer may receive pursuant to any award under the LTPIP based on the formula described above.

                     APPROVAL OF PERFORMANCE OBJECTIVES TO,
                    AND MAXIMUM AWARDS UNDER, THE MANAGEMENT
                    INCENTIVE COMPENSATION PLAN, AS AMENDED
                             (ITEM 4 ON PROXY CARD)

    The  Board  of Directors  proposes that  the  shareholders approve  the MICP
Modifications (as defined below). The following is a summary of the material provisions of the Amended Management Incentive Compensation Plan, as amended (the "MICP"), and the MICP Modifications.

DESCRIPTION OF THE MICP

    The MICP was adopted by the Board of Directors of the Company in March 1993 and amended in December 1993, and approved by the shareholders at the 1994 Annual Meeting of Shareholders. In December 1994, the Sub-Committee approved modifications to the MICP (the "MICP Modifications"), subject to shareholder approval. For a detailed discussion of the MICP Modifications, see "Modifications to the MICP" below.

    The MICP is administered by the Sub-Committee. The MICP limits the constituency of the Sub-Committee to Directors who are considered outside directors for purposes of Section 162(m). Under the terms of the MICP, all Executive Officers of the Company or any subsidiary of the Company are eligible for participation. Additionally, any officer or full-time employee of the Company or any subsidiary of the Company as are determined by the Sub-Committee to have a direct, significant, and measurable impact on the attainment of the Company's or subsidiary's annual growth and profitability objectives shall be eligible to participate in the MICP. Within these parameters, the Sub-Committee shall have total discretion to determine which participants are eligible to receive awards under the MICP. The number of eligible participants of the MICP, as of the date hereof, totals approximately 100 of the key employees of the Company.

    Incentive compensation is based on the achievement of performance objectives established by the Sub-Committee for each plan year. Until further notice and resubmission to shareholders for approval, the performance objectives will be based on: (i) increases in earnings per share; and (ii) general and administrative costs as a percentage of revenue (after approval of the MICP Modifications). Prior to the commencement of services for each plan year, the Sub-Committee will establish, in writing, minimum targets for the earnings per share performance objective which must be achieved in order for any award to be earned, maximum targets above which no additional awards will be earned, and the formula for computing each participant's award if such target is achieved. For fiscal 1995, the Company has also established a targeted range for general and administrative costs as a percentage of revenue to adjust awards under the MICP. If general and administrative costs as a percentage of revenue at the end of fiscal 1995 exceeds this target, bonuses will be reduced by a specified percentage. If general and administrative costs as a percentage of revenue equal the target, no adjustment will be made to awards under the MICP. If general and administrative costs as a percentage of revenue are lower than the target, awards under the MICP will be increased by a specified percentage.

    Under the MICP, if the Sub-Committee determines that the established targets are no longer suitable due to changes in circumstances affecting the Company, the Sub-Committee will have sole discretion during the plan year to modify these targets; provided, however, that no such adjustment will decrease the minimum target applicable to an Executive Officer, or otherwise have the potential effect of increasing the amount of compensation payable to an Executive Officer upon the attainment of the original targets.

    Under the terms of the MICP, the Sub-Committee may not adjust individual awards to reflect an overall evaluation of performance at the end of each plan year. However, the MICP permits the Sub-Committee to make additional awards (also referred to as "Discretionary Incentive Awards") to participants, including Executive Officers, who are determined by the Sub-Committee to have positively impacted directly on the attainment of the performance objectives established by the Sub-Committee.

    Under the terms of the MICP, the establishment of awards for Executive Officers shall be subject to, and contingent upon, shareholder approval of the material terms of the performance objectives. For this purpose, the material terms shall include: (i) a general description of the business criteria on which the performance objective is based; and (ii) either the maximum amount of the compensation to be paid, or the formula used to calculate the amount of compensation if such performance objective is obtained, and may exclude the precise targets below which no compensation will be paid, or above which no additional awards will be made. Absent a change in the material terms of the performance objectives, the Company will be required to obtain reapproval of the material terms of the performance objectives from the shareholders on the fifth year following the year in which the shareholders previously approved such terms.

    Executive Officers receive compensation under the MICP based on a formula. Under the MICP, as currently in effect, compensation which an Executive Officer may receive under any award granted under the MICP is based solely upon the formula used to determine the Executive Officer's compensation under the MICP. Pursuant to this formula, an Executive Officer will receive between 10 percent and 45 percent of base salary (depending upon the level of the Executive Officer) if the minimum targeted earnings per share is achieved. The percentage of base salary increases to an amount between 20 percent and 90 percent (depending upon the level of the Executive Officer) if the maximum targeted earnings per share is achieved. After adoption of the MICP Modifications, the maximum compensation set by the Sub-Committee which an Executive Officer may receive pursuant to any award under the MICP shall be $1,000,000.

    If the performance objectives are satisfied, the Sub-Committee shall certify in writing, prior to the payment of any performance award, that such objectives were satisfied.

    Awards under the MICP which are based on achieving certain performance objectives, the amount of which are determined by formula, will qualify as performance based compensation, assuming shareholder approval of the MICP Modifications is obtained. However, the Discretionary Incentive Awards will not qualify as performance based compensation for purposes of the Section 162(m) and may be subject to the $1 million deduction limitation.

REASON FOR PROPOSAL

    In an effort to continue to comply with the provisions of Section 162(m) and the proposed regulations promulgated thereunder to qualify the compensation payable under the MICP to Covered Employees, the MICP Modifications are being submitted to the shareholders for approval at the Annual Meeting. The approval by shareholders shall be a condition to the Company being able to exclude compensation payable to Covered Employees under the MICP from the $1 million deduction limitation.

MODIFICATIONS TO THE MICP

    Shareholders are being requested to approve performance objectives, in addition to increases in earnings per share. The additional performance objective is general and administrative costs as a percentage of revenue. In addition, the shareholders are being requested to approve the maximum award of $1,000,000 which an Executive Officer may receive pursuant to any award under the MICP based on the formula described above.

                  RELATIONSHIP OF CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors selects the independent certified public accountants for the Company each year. Ernst & Young has acted in this capacity since 1984 and is expected to continue for the current fiscal year.

    In connection with its audit functions, Ernst & Young audited the Company's consolidated financial statements for the fiscal years ended September 30, 1992, 1993 and 1994.

    Representatives of Ernst & Young are expected to attend the Annual Meeting, may make a statement if they so desire, and will be available to respond to appropriate questions. If possible, such questions should be submitted in writing to the Company, at least 10 days prior to the Annual Meeting, at 5995 Plaza Drive, Cypress, CA 90630, Attention: Mr. Wayne Lowell, Chief Financial Officer.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

    At the time this Proxy Statement was published, the Board of Directors knew of no other matters constituting a proper subject for action by the shareholders which would be presented at the Annual Meeting. However, if any other business should come before the meeting for shareholder action, the persons acting under proxies in the enclosed Proxy Card will vote thereon in accordance with their best judgment.

                             SHAREHOLDERS PROPOSALS

    Shareholders desiring to submit proposals for consideration by the shareholders at the 1996 Annual Meeting of Shareholders are advised that their proposals must be received by the Company no later than September 30, 1995 in order to be eligible for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

COST OF SOLICITATION

    The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone. No compensation, other than their regular compensation, will be paid to them for such solicitation. The Company may reimburse banks, brokers, nominees and other fiduciaries for postage and reasonable clerical expenses incurred by them in forwarding the proxy material to principals.

    NOTE: UPON WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO RECEIVE THIS PROXY STATEMENT, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE COMPANY AT 5995 PLAZA DRIVE, CYPRESS, CALIFORNIA 90630, ATTENTION: INVESTOR RELATIONS DEPARTMENT. THE REQUEST MUST INCLUDE REPRESENTATION BY THE SHAREHOLDER THAT, AS OF JANUARY 3, 1995, SAID SHAREHOLDER WAS A SHAREHOLDER OF THE COMPANY ON SUCH DATE.

                                          By order of the Board of Directors

                                            Joseph S. Konowiecki
                                                  SECRETARY

                                                                       EXHIBIT A

                          SECOND AMENDED AND RESTATED
                             1989 STOCK OPTION PLAN
                         FOR OFFICERS AND KEY EMPLOYEES
                                       OF
                        PACIFICARE HEALTH SYSTEMS, INC.

    PacifiCare Health Systems, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Second Amended and Restated 1989 Stock Option Plan for Officers and Key Employees of PacifiCare Health Systems, Inc. (the "Plan"), subject to shareholder approval. The purposes of this Plan are as follows:

        (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its officers and other key employees who have been or will be given responsibility for the management or administration of the Company's business affairs.

        (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial personnel considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock.

                                   ARTICLE I
                                  DEFINITIONS

    Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1--Act

    "Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.2--Amended Plan

    "Amended Plan" shall mean the Amended and Restated 1989 Stock Option Plan for Officers and Key Employees of PacifiCare Health Systems, Inc., as amended.

Section 1.3--Award

    "Award" shall mean an Incentive Stock Option, Non-Qualified Stock Option, a Stock Appreciation Right, a Stock Payment, or any combination thereof, granted under the Plan.

Section 1.4--Board

    "Board" shall mean the Board of Directors of the Company.

Section 1.5--Chief Financial Officer

    "Chief Financial Officer" shall mean the Chief Financial Officer of the Company.

Section 1.6--Class A Common Stock

    "Class A Common Stock" shall mean the Class A Common Stock of the Company, par value $.01 per share.

Section 1.7--Class B Common Stock

    "Class B Common Stock" shall mean the Class B Common Stock of the Company, par value $.01 per share.

Section 1.8--Code

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.9--Committee

    "Committee" shall mean the Committee of the Board of Directors of the Company as defined in Section 7.1 hereof.

Section 1.10--Common Stock

    "Common Stock" shall mean either or both, as the context requires, the Class A Common Stock and the Class B Common Stock.

Section 1.11--Company

    "Company" shall mean PacifiCare Health Systems, Inc.

Section 1.12--Director

    "Director" shall mean a member of the Board.

Section 1.13--Employee

    "Employee" shall mean any employee (as defined in accordance with the Treasury Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Subsidiary or a consultant who is providing bona fide services to the Company, whether such employee is so employed, or such consultant is retained, at the time this Plan is adopted or becomes so employed or retained subsequent to the adoption of this Plan.

Section 1.14--Fair Market Value

    The "Fair Market Value" of a share of the Company's Common Stock on the date such determination is made shall mean: (i) the closing price of such share on the principal exchange on which the shares of Common Stock are then trading, if any, on such date, or, if shares of such stock were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sale price (if the stock is then listed as a National Market Issue under the NASD National Market System), or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.15--Incentive Stock Option

    "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.16--NASDAQ

    "NASDAQ" shall mean the National Association of Securities Dealers Inc. Automated Quotation System.

Section 1.17--Non-Qualified Stock Option

    "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Stock Option by the Committee.

Section 1.18--Officer

    "Officer" shall mean an officer of the Company (including, without limitation, the Chairman and Vice Chairman of the Board) or any corporation which is then a Subsidiary, whether such Officer becomes an Officer at the time this Plan is adopted or subsequent to the adoption of the Plan.

Section 1.19--Option

    "Option" shall mean an option to purchase shares of the Class A Common Stock or Class B Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Stock Options.

Section 1.20--Parent Corporation

    "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.21--Participant

    "Participant" shall mean an Officer or Employee who is selected by the Committee to receive an award.

Section 1.22--Plan

    "Plan" shall mean this Second Amended and Restated 1989 Stock Option Plan for Officers and Key Employees of PacifiCare Health Systems, Inc.

Section 1.23--Pronouns

    The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.24--Regulations

    "Regulations"  shall   mean  final,   temporary  or   proposed   regulations
promulgated under the Code.

Section 1.25--Secretary

    "Secretary" shall mean the Secretary of the Company.

Section 1.26--Stock Appreciation Right

    "Stock Appreciation Right" or "Right" shall mean a right granted pursuant to
Article VI of the Plan to receive an amount of cash or, in the discretion of the Committee, a number of shares of Class A Common Stock or Class B Common Stock of the Company or a combination of shares of Class A Common Stock or Class B Common Stock and cash, based on the increase in the Fair Market Value of the shares of Class A Common Stock or Class B Common Stock subject to the right.

Section 1.27--Stock Payment

    "Stock Payment" shall mean a payment in shares of Class B Common Stock valued at the Fair Market Value at the time of the payment: (i) to replace all or any portion of the compensation, other than base salary, that would otherwise become payable to a Participant in cash; or (ii) to encourage employment with the Company for employees.

Section 1.28--Subsidiary

    "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.29--Termination of Employment

    "Termination of Employment" shall mean: (i) the time when the Participant ceases to be an Employee or Officer of the Company or a Subsidiary for any reason, including, but not limited to, a termination by resignation, discharge, death or retirement, and with respect to a Participant who is a consultant, the time when such consultant is no longer retained by the Company or any Subsidiary of the Company, but excluding terminations where there is a simultaneous reemployment or reappointment of the Participant as an Employee or Officer by the Company or a Subsidiary; or (ii) with respect to a Participant who is an Employee or Officer of a Subsidiary, the time when such Subsidiary ceases to be a Subsidiary of the Company. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not limited to, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code.

                                   ARTICLE II
                             SHARES SUBJECT TO PLAN

Section 2.1--Shares Subject to Plan

    The shares of stock subject to Awards shall be shares of the Company's Class A Common Stock and shares of the Company's Class B Common Stock. The aggregate number of such shares which may be subject to Options and Rights granted under the Plan, prior to October 1, 1992 shall not exceed 805,558 shares of Common Stock, subject to adjustment as provided herein including, but not limited to, adjustments for dividends consisting of one share of Class B Common Stock for one share of Class A Common Stock; and with respect to each fiscal year prior to October 1, 1994 but subsequent to October 1, 1992, the aggregate number of shares of Common Stock which may be subject to Awards granted during such year shall not exceed one and one-half percent (1 1/2%) of the outstanding shares of Common Stock of the Company as of the last day of the previous fiscal year, subject to adjustment as provided herein. With respect to each fiscal year, on and after October 1, 1994, the aggregate number of shares of Common Stock which may be subject to Awards granted during such year shall not exceed two percent (2%) of the aggregate outstanding shares of Class A and Class B Common Stock of the Company as of the last day of the previous fiscal year, subject to adjustment as provided herein. To the extent permissible under Rule 16b-3 of the Act, any shares of Common Stock available to be subject to Awards granted during a fiscal year and not made subject to Awards shall be added to the aggregate number of shares of Common Stock available for Awards in succeeding fiscal years. The maximum number of Incentive Stock Options available for grant under the Plan shall be 1,800,000, subject to adjustment as provided herein.

    The maximum number of Non-Qualified Stock Options or Stock Appreciation Rights available for grant to any Participant during any fiscal year shall not exceed 200,000, subject to adjustment as provided herein. If any Award, expires or is terminated or cancelled without having been fully exercised, the number of shares subject to such Award but as to which such Award was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations contained herein, provided, however, that, in the case of the cancellation or termination of a Non-Qualified Stock Option or Stock Appreciation Right in the same fiscal year that such Non-Qualified Stock Option or Stock Appreciation Right was granted, both the cancelled or terminated Non-Qualified Stock Option or Stock Appreciation Right and the newly granted Non-Qualified Stock Option or Stock Appreciation Right shall be counted in determining whether the recipient has received the maximum number of such Awards permitted under the Plan.

Section 2.2--Limitation on Incentive Stock Option Exercise

    The aggregate Fair Market Value (determined as of the time the Option is granted) of the shares subject to Incentive Stock Options which may first become exercisable by any Officer or key Employee in any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

Section 2.3--Changes in Company's Shares

    In the event that the outstanding shares of Class A Common Stock or Class B Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or
(subject to Section 8.2 hereof) of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding shares of Class A Common Stock or Class B Common Stock or similar transactions, proportionate adjustments shall be made by the Committee in the number and kind of shares which are subject to Awards, including adjustments of the limitations contained herein on the maximum number and kind of shares which may be subject to Awards under the Plan.

                                  ARTICLE III
                               GRANTING OF AWARDS

Section 3.1--Eligibility

    Any Officer or key Employee of the Company or of any corporation which is then a Subsidiary shall be eligible to be granted Awards, except as otherwise provided herein.

Section 3.2--Qualifications of Incentive Stock Options

    No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3--Stock Payments

    The Committee may approve Stock Payments of Class B Common Stock valued at the Fair Market Value at the time of payment to an Employee or Officer: (i) for all or any portion of the compensation, other than base salary, that would otherwise become payable to an Employee or Officer in cash; or (ii) as an incentive to employment with the Company. Each Stock Payment will be evidenced by a written instrument signed by the Participant or granted pursuant to a written performance plan adopted by the Committee and may include any other terms and conditions consistent with the Plan as the Committee may in its discretion determine.

Section 3.4--Granting of Awards

    (a) The Committee shall from time to time, in its absolute discretion:

        (i) Determine which Employees are key Employees and select from among the Officers or key Employees (including those to whom Awards have been previously granted under the Plan) such of them as in its opinion should be granted Awards;

        (ii) Determine the number of shares to be subject to such Awards granted to such selected Officer or key Employees, and determine whether such Awards are to be Incentive Stock Options, Non-Qualified Stock Options, Stock Payments, Stock Appreciation Rights or any combination thereof; and

        (iii) Determine the terms and conditions of such Awards, consistent with the Plan.

    (b) Upon the selection of an Officer or key Employee to be granted an Award, the Committee shall, by resolution, set forth the terms and conditions of the Award, instruct the Secretary or Chief Financial Officer to issue such Award and, in the case of a grant of an Option, specify in the resolution whether such Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided, however, that in the event no such specification is made in such resolutions, the Committee will be deemed to have specified that such Option is intended to be a Non-Qualified Stock Option; provided further, however, that in the event such specification, whether explicit or implicit, is inconsistent with terms set forth in such resolutions for such Option, then such specification shall be deemed of no force or effect, and the Committee will be deemed to have made a specification which is consistent with such terms. The Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of a Non-Qualified Stock Option to a Participant that the Participant surrender for cancellation some or all of the unexercised Non-Qualified Stock Options which have been previously granted to him. A Non-Qualified Stock Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the option price of the surrendered Non-Qualified Stock Option, may cover the same (or a lesser or greater) number of shares as the surrendered Non-Qualified Stock Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Non-Qualified Stock Option.

    (c) Awards may not be granted by the Committee to Directors who are not Officers or key Employees of the Company.

                                   ARTICLE IV
                                TERMS OF OPTIONS

Section 4.1--Option Price

    The exercise price per share of the shares subject to each Option shall be set by the Committee; provided, however, that the exercise price per share shall be not less than 100 percent of the Fair Market Value of such shares on the date such Option is granted; provided further, that, in the case of an Incentive Stock Option, the exercise price per share shall be not less than 110 percent of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 425(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

Section 4.2--Commencement of Exercisability

    (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Award is granted.

    (b) Subject to the provisions of Sections 2.2, 4.2(a), 4.2(c) and 8.5, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.2(a), 4.2(c) and 8.5, accelerate the time at which such Option or any portion thereof may be exercised.

    (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

Section 4.3--Expiration of Options

    (a) No Incentive Stock Option may be exercised to any extent by anyone after the first to occur of the following events:

        (i) The expiration of ten years from the date the Incentive Stock Option was granted; or

        (ii) In the case of a Participant owning (within the meaning of Section 425(d) of the Code), at the time the Incentive Stock Option was granted, more than 10 percent of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

        (iii) Except in the case of any Participant who is disabled, the expiration of three months from the date of the Participant's Termination of Employment for any reason other than such participant's death, unless the Participant dies within said three-month period; or

        (iv) In the case of a Participant who is disabled, the expiration of one year from the date of the Participant's Termination of Employment for any reason other than such Participant's death, unless the Participant dies within said one-year period; or

        (v) The expiration of one year from the date of the Participant's death.

    For purposes of this Section 4.3, "disabled" shall mean a medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than 12 months and which renders the Participant substantially unable to function as an Officer or Employee of the Company or a Subsidiary.

    (b) Subject to the provisions of Section 4.3(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.4--Employment of Participant

    Nothing in this Plan or in any Stock Option Agreement, Stock Appreciation Right Agreement or in any written instrument or written performance plan related to Stock Payments hereunder shall confer upon any Participant any right to continue in the employ of, or be retained by the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and Subsidiaries, which are hereby expressly reserved, to discharge any Participant, or to terminate the services of any consultant, at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V
                               EXERCISE OF AWARDS

Section 5.1--Person Eligible to Exercise

    During the lifetime of the Participant, only he, his guardian or legal representative may exercise an Award granted to him, or any portion thereof (unless, in the case of an Award which is an Incentive Stock Option, such exercise would disqualify such Option as an Incentive Stock Option). After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under Article IV or Section 8.2, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

Section 5.2--Partial Exercise

    At any time and from time to time prior to the time when any exercisable Award or exercisable portion thereof becomes unexercisable under Article IV or
Section 8.2, such Award or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Award, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3--Manner of Exercise

    An exercisable Award, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or Chief Financial Officer or their respective offices of all of the following prior to the time when such Award or such portion becomes unexercisable under Section 4.3 or Section 8.2:

        (a) Notice in writing by the Participant or other person then entitled to exercise such Award or portion, stating that such Award or portion is exercised, such notice complying with all applicable rules established by the Committee;

        (b) (i) With respect to the exercise of Options, full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised;

           (ii) With the consent of the Committee, shares of any Class of the Company's Common Stock owned by the Participant duly endorsed for transfer to the Company with a Fair Market Value (as determinable under Section 1.14) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised (which shares shall be owned by the Participant for more than six months at the time they are delivered);

           (iii) With the consent of the Committee (and provided the use of the following procedure by a Participant would not violate Rule 16(b) under the Act), delivery to the Company of (x) irrevocable instructions to deliver the stock certificates representing the shares for which the Option is being exercised directly to a broker, and (y) instructions to the broker to sell such shares and promptly deliver to the Company the portion of the sole proceeds equal to the aggregate Option exercise price;

           (iv) With the consent of the Committee, any other form of cashless exercise permitted under Section 5.4 hereof; or

           (v) Any combination of the consideration provided in the foregoing subsections (i), (ii), (iii) and (iv).

        (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

        (d) In the event that the Award or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Award or portion thereof.

Section 5.4--Cashless Exercise Procedures

    The Company, in its sole discretion, may establish procedures whereby a Participant, subject to the requirements of Rule 16b-3 under the Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the Option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion and from time to time, such administrative procedures and policies as its deems appropriate and such procedures and policies shall be binding on any participant wishing to utilize the cashless exercise program.

Section 5.5--Conditions to Issuance of Stock Certificates

    The shares of stock issuable and deliverable upon the exercise of an Award, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Award or portion thereof or upon a Stock Payment prior to fulfillment of all of the following conditions:

        (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

        (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary and advisable;

        (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

        (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Award or grant of a Stock Payment; and

        (e) The lapse of such reasonable period of time following the exercise of the Award as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.6--Rights as Stockholders

    The holders of Awards shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares receivable upon the exercise of any part of an Award unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7--Transfer Restrictions

    The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares receivable upon the exercise of an Award or upon the grant of a Stock Payment, as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or Stock Appreciation Right Agreement and may be, and in the case of a Stock Payment will be, referred to on the certificates evidencing such shares. The Committee may require the Participant to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Participant. The Committee may direct that the certificates evidencing shares acquired by exercise of an Award refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VI
                           STOCK APPRECIATION RIGHTS

Section 6.1--Conditions to Grant of Rights

    The Committee may approve the grant of Rights related or unrelated to Options to Participants, subject to the following terms and conditions:

       A Stock Appreciation Right may be granted: (i) at any time if unrelated to an Option; (ii) either at the time of grant, or at any time thereafter during the option term if related to a Non-Qualified Stock Option; or (iii) only at the time of grant if related to an Incentive Stock Option.

Section 6.2--Rights Granted in Connection with Options

    (a) A Stock Appreciation Right granted in connection with an Option will require the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and will entitle the holder to receive payment of an amount computed pursuant to Section 6.2(c). Upon the exercise of a Stock Appreciation Right, the number of shares subject to exercise under the related Option shall be automatically reduced by the number of shares represented by the Option or portion thereof surrendered. Upon the exercise of an Option, the number of shares subject to the related Stock Appreciation Right shall be automatically reduced by the number of shares with respect to which the Option was exercised.

    (b) Subject to Section 6.4(b) and (c), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that a related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the purchase price per share of Common Stock specified in the related Option.

    (c) Upon the exercise of a Stock Appreciation Right related to an Option, the Option holder will be entitled to receive payment of an amount determined by multiplying:

        (i) The difference obtained by subtracting the purchase price of a share of the Class A Common Stock or a share of the Class B Common Stock specified in the related Option from the Fair Market Value of a share of the Class A Common Stock or Class B Common Stock, as the case may be, on the date of exercise of such Stock Appreciation Right, by

        (ii) The number of shares of Class A Common Stock or the number of shares of Class B Common Stock as to which such Stock Appreciation Right has been exercised.

Section 6.3--Rights Granted Unrelated to Options

    The Committee may grant Stock Appreciation Rights unrelated to Options to Participants. The amount payable upon exercise of such a Stock Appreciation Right shall be determined in accordance with Section 6.2(c), except that "Fair Market Value of a share of Class A Common Stock or a share of the Class B Common Stock, as the case may be on the date of the grant of the Stock Appreciation Right" shall be substituted for "purchase price of a share of the Class A Common Stock or a share of Class B Common Stock specified in the related Option."

Section 6.4--Form of Payment; Conditions

    (a) Payment of the amount determined under Sections 6.2(c) or 6.3 shall be made solely in cash or alternatively, at the sole discretion of the Committee, may be made solely in whole shares of Class A Common Stock or Class B Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, or in a combination of cash and shares as the Committee deems advisable. If the Committee decides to make full payment in shares of Class A Common Stock or Class B Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

    (b) The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Act (or any other comparable provisions in effect at the time or times in question).

    (c) No Stock Appreciation Right granted to a Participant subject to Section 16(b) of the Act may be exercised before six months after the date of grant.

                                  ARTICLE VII
                                 ADMINISTRATION

Section 7.1--Duties and Powers of Committee

    (a) The Plan shall be administered by a committee of the Board consisting of two or more members of the Board, selected by the Board, all of which members shall be both a "Disinterested Person" as defined in Rule 16b-3(c)(2)(i) (or any successor provision) promulgated under the Act, and an "Outside Director" as defined for purposes of Section 162(m) (or any successor provision) of the Code and the Regulations promulgated thereunder. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Awards and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Committee shall in its absolute discretion determine whether to grant Non-Qualified Stock Options, Incentive Stock Options, Stock Payments and/or Stock Appreciation Rights; provided that in the case of the granting of Incentive Stock Options, any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the purposes of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code.

    (b) No Award granted hereunder shall be exercisable unless and until evidenced by a written Stock Option Agreement, Stock Appreciation Right Agreement or a written instrument related to a Stock Payment, if applicable, which shall be executed by the participant and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the Participant during normal business hours at the principal office of the Company) and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under
Section 422 of the Code.

Section 7.2--Majority Rule

    The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instruments signed by a majority of the Committee.

Section 7.3--Compensation; Professional Assistance; Good Faith Actions

    Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

Section 8.1--Adjustments in Outstanding Awards

    In the event that the outstanding shares of the stock subject to Rights or Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or (subject to Section 8.2 hereof) of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to outstanding shares of Common Stock or similar transactions, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Rights or Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Participant's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Right or Option or the unexercised portion of the Right or Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the exercise price per share (or, with respect to Rights granted without Options, the Fair Market Value per share on the date the Right was granted); provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 425(h)(3) of the Code; provided, further, that each such adjustment shall be made in such manner as not to constitute: (i) a "material modification" to any Award intended to qualify for treatment as an "existing binding contract" in each case within the meaning of Section 162(m)(4)(D) of the Code; or (ii) a cancellation and reissuance of Non-Qualified Stock Option or Stock Appreciation Right for purposes of 162(m) of the Code, or the Regulations promulgated thereunder to the extent that such reissuance would result in the grant of such Awards in excess of the maximum permitted to be granted to any Participant in any fiscal year. Any such adjustment made by the Committee shall be final and binding upon all Participants, the Company and all other interested persons.

Section 8.2--Merger, Consolidation, Acquisition, Liquidation or Dissolution

    In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by terms of any Award that such Award cannot be exercised after the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 80 percent or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by terms of such Award or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.2(a),
Section 4.2(b) and/or any vesting provisions of such Award.

Section 8.3--Awards Not Transferable

    No Award or interest or right therein or part thereof, excluding Stock Payments, shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 8.3 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 8.4--Withholding Tax Liability

    (a) A holder of an Award granted hereunder may elect to deliver shares to the Company or have the Company withhold shares otherwise issuable upon the exercise of an Award in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided: (i) the Board or, if so designated, the Committee, shall not have revoked its advance approval of the holder's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Act may make a share withholding election only if the following additional conditions are met: (i) the withholding is made at least six months after the date of the grant of the Award; and (ii) either (x) the share withholding election is irrevocably made at least six months in advance of the withholding, or (y) the share withholding election and the share withholding take place during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

    (b) A share withholding election shall be deemed made when written notice of such election, signed by the holder of the Award, has been delivered or transmitted by registered or certified mail to the Secretary or Chief Financial Officer of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have shares withheld.

    (c) Upon exercise of an Award by a holder, the Company shall transfer the total number of shares of Class A Common Stock or Class B Common Stock of the Company subject to the Award to the holder on the date of exercise, less any shares the holder elects to withhold.

    (d) If a Participant disposes of shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Participant must give the Company written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

Section 8.5--Amendment, Suspension or Termination of the Plan

    The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment may be awarded that is not subject to the approval of the stockholders of the Company if stockholder approval would be required under Section 162(m) of the Code, Section 422 of the Code, Rule 16b-3 under the Act or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Award, alter or impair any rights or obligations under any Award heretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 8.6.

Section 8.6--Approval of Plan by Stockholders

    The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Awards may be granted prior to such stockholder approval; provided, however, that such Awards shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided further, that if such approval has not been obtained at the end of said 12 month period, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void. Notwithstanding the foregoing, if the Plan is not approved, the Amended Plan and options previously granted under the Amended Plan will continue in full force and effect.

Section 8.7--Effect of Plan Upon Other Incentive and Compensation Plans

    The adoption of this Plan shall not affect any other compensation or incentive plan in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary:

        (i) to establish any other forms of incentives or compensation for Officers or Employees of the Company or any Subsidiary; or

        (ii) to grant or assume Awards otherwise than under this Plan in connection with any proper corporate purpose, including, but not limited to, the grant or assumption of options or stock appreciation rights in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 8.8--Titles

    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

          PROXY CARD         PACIFICARE HEALTH SYSTEMS, INC.
                 THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned holder of Class A Common Stock acknowledges receipt of a copy of the Annual Report and the Proxy Statement, dated January 26, 1995, and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Terry Hartshorn and Alan Hoops, and each of them, as proxies, each of them with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, cumulatively or otherwise as designated below, all the shares of Class A Common Stock held of record by the undersigned on January 3, 1995, at the Annual Meeting of Shareholders to be held on March 1, 1995 or any adjournment thereof.

1.   ELECTION OF DIRECTORS  / /  FOR the nominees listed                / /  WITHHOLD AUTHORITY
                                 (EXCEPT AS INDICATED TO THE CONTRARY)       TO VOTE FOR ALL
                                                                             BELOW

             David Carpenter    David Reed    Lloyd Ross    Jean Bixby Smith

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, WRITE THE
                       NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

          ----------------------------------------------------------------------

          2. APPROVAL OF THE SECOND AMENDED AND RESTATED 1989 STOCK OPTION PLAN FOR OFFICERS AND KEY EMPLOYEES

                           / /  FOR                 / /  AGAINST

          3. APPROVAL OF PERFORMANCE OBJECTIVES TO, AND MAXIMUM AWARDS UNDER, THE AMENDED LONG-TERM PERFORMANCE INCENTIVE PLAN, AS AMENDED

                           / /  FOR                 / /  AGAINST

          4. APPROVAL OF PERFORMANCE OBJECTIVES TO, AND MAXIMUM AWARDS UNDER, THE AMENDED MANAGEMENT INCENTIVE COMPENSATION PLAN, AS AMENDED

                           / /  FOR                 / /  AGAINST

          5. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.

          6.  If you plan to attend the Annual Meeting, please check here:  / /

                                                  Please sign  exactly  as  your
                                                  name  appears  on  the  proxy.
                                                  When shares are held by  joint
                                                  tenants,  both must sign. When
                                                  signing as attorney, executor,
                                                  administrator,   trustee    or
                                                  guardian,   please  give  full
                                                  title   as    such.    If    a
                                                  corporation,  please  sign  in
                                                  full   corporate    name    by
                                                  president  or other authorized
                                                  officer.  If  a   partnership,
                                                  please   sign  in  partnership
                                                  name by authorized person.

                                                  ------------------------------
                                                            Signature

                                                  ------------------------------
                                                   Signature (if held jointly)

                                                  DATED:  _______________  ,1995

          PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.